           As filed with the Securities and Exchange Commission on June 26, 2009
                                      Securities Act Registration No. __________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No. [ ]          Post-effective Amendment No. [ ]

                        (Check appropriate box or boxes)

                                AIM GROWTH SERIES
               (Exact Name of Registrant as Specified in Charter)

                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

                                 (713) 626-1919
              (Registrant's Telephone Number, including Area Code)

                              John M. Zerr, Esquire
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

      MELANIE RINGOLD, ESQUIRE           E. CAROLAN BERKLEY, ESQUIRE
     Invesco Aim Advisors, Inc.      Stradley Ronon Stevens & Young, LLP
    11 Greenway Plaza, Suite 100          2600 One Commerce Square
          Houston, TX 77046                Philadelphia, PA 19103

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     The title of the securities being registered are AIM Mid Cap Core Equity Fund Class Y shares. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                     ATLANTIC WHITEHALL MID-CAP GROWTH FUND,
                  A PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST

                               4400 COMPUTER DRIVE
                      WESTBOROUGH, MASSACHUSETTS 01581-5120

                                                                   July __, 2009

Dear Shareholder:

     We are seeking your approval to combine your fund, the Atlantic Whitehall Mid-Cap Growth Fund (your "Fund") with the AIM Mid Cap Core Equity Fund ("Buying Fund") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). Under the Agreement your Fund will sell all of its assets and accrued liabilities to Buying Fund in exchange for shares of Buying Fund (the "Reorganization"). At the closing of the Reorganization, you will receive shares of Buying Fund and the shares of your Fund will be cancelled.

     Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private Wealth Management), the investment adviser to the Fund, has concluded that the Reorganization is appropriate and desirable. Your Board of Trustees has approved the Reorganization and determined that the reorganization is in the best interest of shareholders. The attached Proxy Statement and Prospectus seeks your approval of the Reorganization.

     We are also seeking your approval of an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust (the "Trust Instrument") that will permit the Board of Trustees to liquidate and terminate your Fund without seeking additional shareholder approval. If shareholders do not approve the Reorganization, this amendment will enable your Board to liquidate your Fund without incurring the expense of soliciting a second proxy and holding a second shareholder meeting.

     After careful consideration, the Board of Trustees of Atlantic Whitehall Funds Trust has approved the Agreement and Reorganization as well as the amendment to the Trust Instrument of Atlantic Whitehall Funds Trust. They recommend that you vote FOR both proposals.

     The enclosed Proxy Statement and Prospectus describes the Reorganization and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. The enclosed materials also elaborate on the terms of the amendment to the Trust Instrument. You should review these materials carefully.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(888) 605-1958. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., reminding you to vote.

Sincerely,


Jeffrey S. Thomas
President

                     ATLANTIC WHITEHALL MID-CAP GROWTH FUND,
                  A PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST

                               4400 COMPUTER DRIVE
                      WESTBOROUGH, MASSACHUSETTS 01581-5120

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2009

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve an Agreement and Plan of Reorganization under which all of the assets the of the Atlantic Whitehall Mid-Cap Growth Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to the AIM Mid Cap Core Equity Fund ("Buying Fund"), an investment portfolio of AIM Growth Series ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund and will issue Class Y shares of Buying Fund to the holders of Institutional Class shares of the Fund.

     2. Approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust to authorize the Board of Trustees of Trust, in the event that the Reorganization is not approved, to liquidate and terminate the Fund without additional approval by Fund shareholders.

     3. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 50 Rockefeller Plaza, 15th Floor, New York, NY 10020 on September 14, 2009 at 10:15 a.m. Eastern Standard Time.

     Shareholders of record as of the close of business on July 31, 2009 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

Gabrielle Bailey
Secretary

July __, 2009

                              QUESTIONS AND ANSWERS

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

     The following questions and answers provide an overview of the proposal to reorganize the Atlantic Whitehall Mid-Cap Growth Fund into the AIM Mid Cap Core Equity Fund and the proposal to amend the Trust Instrument of Atlantic Whitehall Funds Trust to permit the Board of Trustees of the Atlantic Whitehall Mid-Cap Growth Fund to liquidate the Fund without additional approval by shareholders. While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the "Proxy Statement/Prospectus"), we are also providing you with a brief overview of the subjects of the shareholder vote. Your vote is important.

Q. WHAT ARE SHAREHOLDERS OF THE ATLANTIC WHITEHALL MID-CAP GROWTH FUND BEING ASKED TO VOTE UPON?

A. Atlantic Whitehall Mid-Cap Growth Fund shareholders are being asked to vote separately on the following two proposals.

     Proposal 1 - shareholders are being asked to consider and approve an Agreement and Plan of Reorganization ("Agreement") under which all of the assets of the Atlantic Whitehall Mid-Cap Growth Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to the AIM Mid Cap Core Equity Fund ("Buying Fund"), an investment portfolio of AIM Growth Series ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund, the shares of the Fund that you own will be cancelled and, in their place, you will receive shares of Buying Fund (the "Reorganization").

     Proposal 2 - shareholders are being asked to approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust that will permit the Board of Trustees of Trust (the "Board"), in the event that the Reorganization is not approved, to liquidate and terminate the Atlantic Whitehall Mid-Cap Growth Fund without approval by its shareholders (the "Amendment"). In a liquidation, your Fund's assets would be converted to cash and, after paying or providing for your Fund's expenses and liabilities, the proceeds would be distributed to shareholders. The Board would consider liquidating and terminating the Fund only if the Reorganization (Proposal 1) is not approved by shareholders.

Q. WHY HAS THE REORGANIZATION BEEN RECOMMENDED?

A. The Board recommends the Reorganization because it recognizes that continued viability of the Fund as a stand-alone investment option is questionable due to the substantial outflow of assets. The Board determined that the Reorganization would be in the best interest of shareholders and that no dilution of value would result to shareholders from the Reorganization. In making this determination, the Board considered, among other things, the significant management resources, research capabilities and fund distribution capabilities of Invesco Aim Advisors, Inc. and its affiliates, the wide array of funds in the AIM Family of Funds(R) into which shareholders could exchange their shares, the expense ratios of Buying Fund, the future prospects of the Fund if the Reorganization was not effected, the potential to spread relatively fixed costs over a larger asset base and the anticipated tax-free nature of the Reorganization.

Q. HOW IS THE FUND PROPOSED TO BE REORGANIZED?

A. The Reorganization contemplates that Buying Fund will issue Class Y shares to the Institutional Class shareholders of the Fund. Fund shareholders who receive Class Y shares of Buying Fund in connection with the Reorganization may be eligible to exchange those shares for Institutional Class shares of Buying Fund following the Reorganization. In order to qualify for this special exchange privilege, Fund shareholders must be otherwise eligible to purchase Institutional Class shares of Buying Fund and must complete the exchange no later than December 15, 2009. See "Summary - Comparison of Exchange Privileges and Special Exchange Privilege" in the Proxy Statement/Prospectus for additional details about this exchange privilege.

Q. WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A. A special meeting of shareholders is scheduled to occur on September 14, 2009 ("Special Meeting"). If all necessary approvals are obtained, the proposed Reorganization will likely take place immediately before the opening of business on September 21, 2009.

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND AND BUYING FUND?

A. The Fund and Buying Fund have substantially similar investment objectives, policies and restrictions. Generally, both funds seek long-term growth of capital. Buying Fund seeks to achieve its objective by investing in equity securities, including convertible securities, of mid-capitalization companies. Your Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of mid-sized companies with market capitalizations within the range of the Russell Midcap(R) Growth Index at the time of the initial purchase. However, Buying Fund generally holds a more significant percentage of its assets in cash than your Fund. As of March 31, 2009, Buying Fund held 20.53% of its assets in cash (including cash collateral from securities on loan), whereas your Fund held 4.88% of its assets in cash as of February 28, 2009.

Q. ARE THERE ANY DIFFERENCES BETWEEN THE PORTFOLIO MANAGERS OF THE FUND AND BUYING FUND?

A. Yes. The portfolio managers for your Fund are Fredrick Weiss and Jay Pearlstein. The portfolio managers for Buying Fund are Ronald Sloan, Brian Nelson and Douglas Asiello.

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES IN THE ANNUAL FUND OPERATING EXPENSES OF THE FUND AND BUYING FUND?

A. No. Based on the Fee Table found in the section entitled "Summary-Comparison of Fees and Expenses," the pro forma net annual fund operating expenses, calculated as of December 31, 2008, are actually three basis points less than the net annual fund operating expenses of your Fund's Institutional Class shares. The Board of Trustees of Trust considered the annual fund operating expenses of your Fund and Buying Fund calculated as of the fiscal year end of each fund, as well as calculated as of February 28, 2009. For additional information on Board considerations see "Proposal 1 - Additional Information About the Agreement -- Board Considerations."

Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. The full value of your shares of the Fund will be exchanged for shares of Buying Fund without any sales load, commission or other transactional fee being imposed.

Q. WHAT IF I DO NOT WISH TO PARTICIPATE IN THE REORGANIZATION?

A. If you do not wish to have your Fund shares exchanged for shares of Buying Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q. WHY ARE YOU SENDING ME THIS INFORMATION?

A. You are receiving this Proxy Statement/Prospectus because you own shares in the Fund and have the right to vote on these very important Proposals concerning your investment.

Q. WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER OF THE FUND?

A. Immediately after the Reorganization, shareholders of the Fund will own Class Y shares of Buying Fund that are equal in value to the Institutional Class shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization.

     Buying Fund will offer similar shareholder services as the Fund. The following table identifies those service providers that service Buying Fund which are different from the service providers that service your Fund:

                                     YOUR FUND                                BUYING FUND
                      ----------------------------------------   --------------------------------------
Adviser               Stein Roe Investment Counsel, Inc. (also         Invesco Aim Advisors, Inc.
                       known as Atlantic Trust Private Wealth
                                    Management)

Sub-Advisers                            None                     See "Summary-Comparison of Management"
                                                                    for a description of the role of
                                                                  sub-advisors in providing investment
                                                                         advice to Buying Fund.

Administrator             PNC Global Investment Servicing              Invesco Aim Advisors, Inc.

Transfer Agent            PNC Global Investment Servicing        Invesco Aim Investment Services, Inc.

Sub- Transfer Agent                     None                                Invesco Trimark

Distributor                   PFPC Distributors, Inc.                Invesco Aim Distributors, Inc.

Auditor                          Ernst & Young LLP                     PricewaterhouseCoopers LLP

Q. WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A. Buying Fund and the Fund anticipate that the Reorganization will qualify as a tax-free Reorganization. In connection with the closing of the Reorganization, Buying Fund and your Fund expect to receive an opinion from Stradley Ronon Stevens & Young, LLP to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Agreement constitute a tax-free reorganization for federal income tax purposes (although there can be no assurances that the Internal Revenue Service will adopt a similar position).

Q. WILL THE REORGANIZATION TAKE PLACE IF IT IS DETERMINED TO BE TAXABLE?

A. It may. If Fund shareholders vote to approve the Reorganization and the Reorganization is determined to be taxable to the Fund or its shareholders, then the Boards of Trustees of the Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of the Fund and Buying Fund. In the event that the Boards of Trustees of the Fund and Buying Fund decide to proceed with the Reorganization, shareholders will not be re-solicited and the Reorganization will proceed as described in the Proxy Statement/Prospectus. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS FAIL TO APPROVE THE REORGANIZATION?

A. If the shareholders of the Fund do not approve the Reorganization, the Board may consider other possible courses of action for the Fund, including liquidation. If shareholders do not approve the Reorganization but do approve the Amendment, the Board would be permitted to liquidate and terminate the Fund without seeking shareholder approval. If neither the Reorganization nor the Amendment is approved and the Board recommends liquidation of the Fund, shareholders will again be solicited by a new proxy statement to vote on the liquidation proposal.

Q. HOW DO THE TRUSTEES OF THE FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Trustees of the Fund recommend that you vote "FOR" Proposal 1, the Reorganization, and Proposal 2, the Amendment. A summary of the Trustees' considerations for Proposal 1 and Proposal 2 is provided in the enclosed Combined Proxy Statement/Prospectus in the sections entitled "Proposal 1 - Additional Information About the Agreement -- Board Considerations" and "Proposal 2 - Amendment to Trust Instrument - Board Considerations," respectively.

Q. WILL MY FUND PAY FOR THIS PROXY SOLICITATION OR FOR THE COSTS OF THE REORGANIZATION?

A. No. The Fund will not bear these costs. Invesco Aim and Stein Roe will bear all costs arising in connection with the Reorganization. However, both the Fund and Buying Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization. These fees and costs are reflected in the net asset value of the Fund and Buying Fund, as applicable, as they are incurred.

     If neither the Reorganization nor the Amendment is approved and the Board determines liquidation to be the best course of action, it is possible that shareholders may bear the cost of a separate proxy solicitation that seeks shareholder approval to liquidate the Fund.

Q. WHAT IS THE REQUIRED VOTE TO APPROVE THE REORGANIZATION AND THE AMENDMENT?

A. Proposal 1 - Approval of the Reorganization, requires a 1940 Act Majority vote, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

     Proposal 2 - Approval of the Amendment requires the vote of a majority of the issued and outstanding shares of your Fund voted in person or by proxy. A quorum of shareholders is necessary to vote on Proposal 2. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the record date, July 31, 2009 ("Record Date"), are present at the Special Meeting in person or by proxy.

Q. HOW DO I VOTE MY SHARES?

A. For your convenience, there are several ways you can vote:

- Voting in Person: If you attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call Trust at (800) 994-2533 if you plan to attend the Special Meeting.

- Voting by Proxy: Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR Proposal 1, the Reorganization, and FOR Proposal 2, the Amendment, as recommended by the Board, and in accordance with management's recommendation on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

- Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. Shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares) for each Proposal.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY
STATEMENT/PROSPECTUS?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call Trust at (800) 994-2533 or call D.F. King & Co., Inc., our proxy solicitor, at (888) 605-1958.

Q. MAY I SUBMIT A SHAREHOLDER PROPOSAL TO THIS SPECIAL MEETING?

A. As a general matter, Trust is not required, and does not intend, to hold a regular annual meeting of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in Trust's proxy statement for the next meeting of shareholders of Trust should send the shareholder's written proposal to Trust's offices at 4400 Computer Drive, Westborough, Massachusetts 01581-5120, Attention: Secretary, in advance of such meeting, within a reasonable time before Trust begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in Trust's proxy statement and proxy card relating thereto, and presented at the meeting.

ATLANTIC WHITEHALL MID-CAP GROWTH FUND,          AIM MID CAP CORE EQUITY FUND,
            A PORTFOLIO OF                              A PORTFOLIO OF
    ATLANTIC WHITEHALL FUNDS TRUST                     AIM GROWTH SERIES
          4400 COMPUTER DRIVE                    11 GREENWAY PLAZA, SUITE 100
 WESTBOROUGH, MASSACHUSETTS 01581-5120             HOUSTON, TEXAS 77046-1173
            (800) 994-2533                              (800) 959-4246

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                  JULY __, 2009

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Atlantic Whitehall Mid-Cap Growth Fund. The Special Meeting will be held at 50 Rockefeller Plaza, 15th Floor, New York, NY 10020 on September 14, 2009 at 10:15 a.m. Eastern Standard Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 14, 2009 to all shareholders entitled to vote at the Special Meeting.

     At the Special Meeting, we are asking shareholders of the Atlantic Whitehall Mid-Cap Growth Fund (your "Fund") to consider and approve two proposals:

     1. An Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), with AIM Mid Cap Core Equity Fund ("Buying Fund"), an investment portfolio of AIM Growth Series ("Buyer"), an investment company registered under the Investment Company Act of 1940, as amended (the "Reorganization"); and

     2. An amendment to the Trust Instrument of Trust that will permit the Board of Trustees to liquidate and terminate your Fund without approval by shareholders (the "Amendment"). In a liquidation, your Fund's assets would be converted to cash and, after paying or providing for your Fund's expenses and liabilities, the proceeds would be distributed to shareholders. The Board would consider liquidating your Fund only if the first proposal, the Reorganization, is not approved by shareholders.

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume accrued liabilities of your Fund and Buyer will issue Class Y shares of Buying Fund to the holders of Institutional Class shares of your Fund.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction but may still proceed in the event it is not tax-free (see the "Additional Information About the Agreement - Other Terms" section of this Proxy Statement/Prospectus). No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of Trust (the "Board") approved the Agreement and the Reorganization and determined that it is in the best interests of your Fund and its shareholders. The Board also approved the Amendment.

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Reorganization and the Amendment. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated April 1, 2009, together with the related Statement of Additional Information dated April 1, 2009 (together, the "Selling Fund Prospectus"), are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund, as applicable to Class Y shares, dated May 1, 2009 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated May 1, 2009, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and is attached to this Proxy Statement/Prospectus as Appendix II. The Statement of Additional Information relating to the Reorganization dated July __, 2009 also is incorporated by reference into this Proxy Statement/Prospectus. The

SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

     Copies of the Buying Fund Prospectus and the Prospectus of your Fund and the related Statements of Additional Information are available without charge by writing to Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. The annual report of your Fund, incorporated by reference into the Statement of Additional Information relating to the Reorganization, is available without charge by writing to Trust at 4400 Computer Drive, Westborough, MA 01580-5120 or by calling Trust at (800) 994-2533. Additional information about your Fund and Buying Fund may be obtained on the Internet at www.atlantictrust.com/awf and www.invescoaim.com, respectively.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROPOSAL 1...............................................................      1
SUMMARY..................................................................      1
   The Reorganization....................................................      1
   Comparison of Investment Objectives and Principal Strategies..........      2
   Comparison of Performance.............................................      3
   Comparison of Fees and Expenses.......................................      4
   Comparison of Management..............................................      7
   Comparison of Sales Charges...........................................      8
   Comparison of Distribution............................................      9
   Comparison of Purchase and Redemption Procedures......................     10
   Comparison of Exchange Privileges and Special Exchange Privilege......     10
   Comparison of Timing of Distributions.................................     11
RISK FACTORS.............................................................     11
   Risks Associated with Buying Fund.....................................     11
   Comparison of Risks of Buying Fund and Your Fund......................     11
INFORMATION ABOUT BUYING FUND............................................     13
   Description of Buying Fund Shares and Multiple Class Structure........     13
   Other Service Providers...............................................     13
   Financial Highlights..................................................     13
ADDITIONAL INFORMATION ABOUT THE AGREEMENT...............................     14
   Terms of the Reorganization...........................................     14
   The Reorganization....................................................     14
   Board Considerations..................................................     14
   Other Terms...........................................................     16
   Federal Income Tax Consequences.......................................     17
   Accounting Treatment..................................................     19
RIGHTS OF SHAREHOLDERS...................................................     19
CAPITALIZATION...........................................................     20
LEGAL MATTERS............................................................     21
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND...................     21
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION............     21
PENDING LITIGATION.......................................................     21
PROPOSAL 2...............................................................     22
AMENDMENT TO TRUST INSTRUMENT............................................     22
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING.........................     23
   Proxy Statement/Prospectus............................................     23
   Quorum Requirement and Adjournment....................................     23
   Proxy Solicitation....................................................     24

   Other Matters.........................................................     24
   Ownership of Shares...................................................     24
   Security Ownership of Management and Trustees.........................     24

Exhibits and Appendices

EXHIBIT A.......   Outstanding Institutional Class Shares of Your Fund on Record Date
EXHIBIT B.......   Ownership of Shares of Your Fund
EXHIBIT C.......   Ownership of Shares of Buying Fund
EXHIBIT D.......   Security Ownership of Management
APPENDIX I .....   Agreement and Plan of Reorganization
APPENDIX II ....   Prospectus of Buying Fund (Class Y shares)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF INVESCO AIM MANAGEMENT GROUP, INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF INVESCO AIM MANAGEMENT GROUP, INC. AND INVESCO TRIMARK LTD.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

                                   PROPOSAL 1

                            APPROVAL OF THE AGREEMENT

                      TO COMBINE YOUR FUND AND BUYING FUND

                                     SUMMARY

     The Board, including the independent trustees, after determining that the Reorganization is in the best interest of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization, has recommended that you vote in favor of the Reorganization. Your Fund and Buying Fund have similar investment objectives and strategies. Both your Fund and Buying Fund focus their investments in mid-capitalization companies. The Board believes that a larger combined fund may have greater market presence and, in time, may achieve greater operating efficiencies. The Board also noted that Buying Fund has a lower portfolio turnover and an enduring and stable investment process. For additional information concerning the factors the Board considered in approving the Reorganization, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain similarities and differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume accrued liabilities of your Fund, and Buyer will issue Class Y shares of Buying Fund to the holders of Institutional Class shares of your Fund. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     We anticipate that the Reorganization will be tax-free for Federal income tax purposes. Should this be the case, Trust and Buyer will receive an opinion of Stradley Ronon Stevens & Young, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes and shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences." If Fund shareholders vote to approve the Reorganization and the Reorganization is determined to be taxable to your Fund or its shareholders, then the Boards of Trustees of your Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of your Fund and Buying Fund. In the event that the Boards of Trustees of your Fund and Buying Fund decide to proceed with the Reorganization, shareholders will not be re-solicited and the Reorganization will proceed as described in this Proxy Statement/Prospectus. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     The chart below provides a summary for comparison purposes of the investment advisor and sub-advisors, portfolio managers, investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

                             ATLANTIC WHITEHALL MID-CAP GROWTH FUND           AIM MID CAP CORE EQUITY FUND
                                          (YOUR FUND)                                (BUYING FUND)
                          -------------------------------------------   ---------------------------------------
INVESTMENT ADVISOR        Stein Roe Investment Counsel, Inc. (also      Invesco Aim Advisors, Inc. ("Invesco
                          known as Atlantic Trust Private Wealth        Aim")
                          Management) ("Stein Roe").

PORTFOLIO MANAGERS        Messrs. Fredrick Weiss and Jay Pearlstein     Messrs. Ronald Sloan, Brian Nelson and
                          are the lead portfolio managers of your       Douglas Asiello are primarily
                          Fund.                                         responsible for the day-to-day
                                                                        management of Buying Fund. See
                                                                        "Summary - Comparison of Management:
                                                                        Investment Advisers" for a description
                                                                        of the professional experience of these
                                                                        individuals.

INVESTMENT SUB-ADVISORS   None                                          -    Invesco Asset Management
                                                                             Deutschland GmbH

                                                                        -    Invesco Asset Management Limited

                                                                        -    Invesco Asset Management (Japan)
                                                                             Limited

                                                                        -    Invesco Austraila Limited

                                                                        -    Invesco Global Asset Management
                                                                             (N.A.), Inc.

                                                                        -    Invesco Hong Kong Limited

                                                                        -    Invesco Institutional (N.A.), Inc.

                                                                        -    Invesco Senior Secured Management,
                                                                             Inc.

                                                                        -    Invesco Trimark Ltc.

                                                                        See "Summary-Comparison of Management:
                                                                        Sub-Advisers" for a description of the
                                                                        role of sub-advisors in providing
                                                                        investment advice to Buying Fund.

INVESTMENT OBJECTIVES     Long-term capital appreciation                Long-term growth of capital

INVESTMENT STRATEGIES     -    Intends to invest at least 80% of its    -    Seeks to meet its objective by
                               assets in a diversified portfolio of          investing, normally, at least 80%
                               common stocks of mid-sized companies          of its assets in equity
                               with market capitalizations within the        securities, including convertible
                               range of the Russell Midcap(R) Growth         securities, of mid-capitalization
                               Index at the time of the initial              companies.
                               purchase.
                                                                        -    Considers a company to be a
                                                                             mid-capitalization company if it
                                                                             has a market capitalization, at
                                                                             the time of purchase, within the
                                                                             range of the

                                                                          Russell Midcap Index.

                     -    Intends to invest primarily in equity
                          securities but may also invest in
                          other types of securities including
                          convertible securities, preferred
                          stocks and debt securities.

                     -    The investment adviser emphasizes a        -   In selecting securities for the fund, the portfolio
                          bottom-up, fundamental stock selection         managers conduct fundamental research of companies to
                          that focuses on companies that can             gain a thorough understanding of their business
                          consistently deliver strong cash flow          prospects, appreciation potential and return on
                          growth and return on invested capital.         invested capital (ROIC).  The process they use to
                          The investment adviser also looks to           identify potential investments for the fund includes
                          invest in companies with a proven track        three phases: financial analysis, business analysis
                          record of solid business execution             and valuation analysis.  Financial analysis evaluates
                          because it believes that such a history        a company's capital allocation, and provides vital
                          is an indication of the value of the           insight into historical and potential ROIC which is a
                          underlying franchise or market position.       key indicator of business quality and caliber of
                          These companies typically have a               management.  Business analysis allows the team to
                          proprietary product or business approach       determine a company's competitive positioning by
                          that allows them to be leaders within          identifying key drivers of the company, understanding
                          their respective industries. In addition,      industry challenges and evaluating the sustainability
                          the investment adviser emphasizes              of competitive advantages.  Both the financial and
                          diversification in terms of sector             business analyses serve as a basis to construct
                          exposure as well as the number of              valuation models that help estimate a company's value.
                          securities held, and normally expects low      The portfolio managers use three primary valuation
                          turnover of holdings.                          techniques: discounted cash flow, traditional
                                                                         valuation multiples and net asset value.  At the
                                                                         conclusion of the research process, the portfolio
                                                                         managers will generally invest in a company when they
                                                                         have determined it potentially has high or improving
                                                                         ROIC, quality management, a strong competitive
                                                                         position and is trading at an attractive valuation.

                     -    May take a temporary defensive position    -   The fund employs a risk management strategy to help
                          and invest up to 100% of its assets in         minimize loss of capital and reduce excessive volatility.
                          fixed income securities, money market          Pursuant to this strategy, the fund generally invests
                          securities, certificates of deposit,           a substantial amount of its assets in cash and cash
                          bankers' acceptances, commercial paper or      equivalents.  In anticipation of or in response to
                          in equity securities which in the              adverse market or other conditions, or atypical
                          investment adviser's opinion are more          circumstances such as unusually large cash inflows or
                          conservative than the types of securities      redemptions, the fund may temporarily increase the
                          in which the Fund typically invests.           portion of its assets held in cash, cash equivalents
                                                                         (including shares of affiliated money market funds) or
                                                                         high quality debt instruments.  As a result, the fund
                                                                         may not achieve its investment objective.

                     -    The fund is diversified.                   -   The fund is diversified.

COMPARISON OF PERFORMANCE

     The table below illustrates the annual total returns for the last 4 calendar years ended December 31 for Institutional Class shares of your Fund and for the last 10 calendar years ended December 31 for Class Y shares of Buying Fund. Also included below is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. Shareholders holding Institutional Class shares of your Fund will receive Class Y shares of Buying Fund as a result of the Reorganization. Neither Institutional Class shares of your Fund nor Class Y shares of Buying Fund are subject to front-end or back-end sales loads. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, including a bar chart illustrating its annual total returns, see the "Performance Information" and "Financial Highlights" sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and is attached hereto as Appendix II.

     The tables shown below provide an indication of the risks of investing in Institutional Class shares of your Fund and Class Y shares of Buying Fund. Past performance (before and after taxes) is not necessarily an indication of future performance.

         INSTITUTIONAL CLASS     CLASS Y SHARES OF
YEARS   SHARES OF SELLING FUND     BUYING FUND(1)
-----   ----------------------   -----------------
 1999              n/a                 37.13%
 2000              n/a                 18.81%
 2001              n/a                  0.52%
 2002              n/a                -11.09%
 2003              n/a                 27.10%
 2004              n/a                 13.82%
 2005             6.66%                 7.43%
 2006             7.19%                11.11%
 2007            15.92%                 9.90%
 2008           -43.92%               -27.45%

(1) The returns shown for these periods are the returns of actual performance of Buying Fund's Class Y shares since inception blended with the historical performance of Buying Fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date of Buying Fund's Class Y shares is October 3, 2008. The inception date of Buying Fund's Class A shares is June 9, 1987.

     During the periods shown in the table above:

          - For Institutional Class shares of your Fund, the highest quarterly return was 6.45% (quarter ended 6/30/07) and the lowest quarterly return was -25.17% (quarter ended 12/31/08).

          - For Class Y shares of Buying Fund, the highest quarterly return was 28.40% (quarter ended 12/31/99) and the lowest quarterly return was -21.40% (quarter ended 12/31/08).

     The following table compares the performance of Institutional Class shares of your Fund and Class Y shares of Buying Fund to that of a broad-based securities market index, two style specific indicies and a peer group index. The indices may not reflect payment of fees, expenses or taxes. Each of your Fund and Buying Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of your Fund and Buying Fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2008)

                                                                   SINCE
                                                                INCEPTION(1)   INCEPTION
                                             1 YEAR   5 YEARS    OR 10 YEARS      DATE
                                             ------   -------   ------------   ---------
YOUR FUND INSTITUTIONAL CLASS                                                    3/01/04
   Return Before Taxes                       -43.92%     n/a      -4.15%
   Return After Taxes on Distributions       -43.92%     n/a      -4.69%
   Return After Taxes on Distributions and
      Sale of Fund Shares                    -28.55%     n/a      -3.14%

BUYING FUND CLASS Y(2)                                                          10/03/08
   Return Before Taxes                       -27.45%    1.61%      7.20%
   Return After Taxes on Distributions       -28.17%   -0.22%      8.16%
   Return After Taxes on Distributions and
      Sale of Fund Shares                    -17.07%    1.53%      8.27%

S&P 500(R) Index(3)                          -36.99%   -2.19%     -1.38%
Russell Midcap Growth Index(3)               -44.32%      --      -3.40%(4)
Russell Midcap Index(3)                      -41.46%   -0.71%      3.18%
Lipper Mid-Cap Core Funds Index(3)           -38.53%   -1.29%      3.20%

----------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) Since Inception performance is provided for Institutional Class shares of your Fund, which have less than ten calendar years of performance.

(2) The returns shown for these periods are the returns of actual performance of Buying Fund's Class Y shares since inception blended with the historical performance of Buying Fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date of Buying Fund's Class Y shares is October 3, 2008. The inception date of Buying Fund's Class A shares is June 9, 1987.

(3) The Standard and Poor's 500 Index (S&P 500(R) Index) is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The Russell Midcap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Lipper Mid-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Core Funds category. These funds have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market. The indices are unmanaged and do not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The indices do not reflect deductions for fees, expenses or taxes.

(4) The Index data is computed from February 29, 2004, the month-end prior to the inception date of your Fund.

COMPARISON OF FEES AND EXPENSES

     Fee Table

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Institutional Class shares of your Fund and Class Y shares of Buying Fund. Pro forma combined expense ratios of Buying Fund giving effect to the Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.

                                 ATLANTIC WHITEHALL    AIM MID CAP CORE    AIM MID CAP CORE
                                 MID-CAP GROWTH FUND      EQUITY FUND         EQUITY FUND
                                     (YOUR FUND)         (BUYING FUND)       (BUYING FUND)
                                  (AS OF 11/30/08)     (AS OF 12/31/08)   PRO FORMA COMBINED
                                                                           (AS OF 12/31/08)
                                 INSTITUTIONAL CLASS        CLASS Y            CLASS Y
                                       SHARES               SHARES              SHARES
                                --------------------   ----------------   ------------------
SHAREHOLDER TRANSACTION
   EXPENSES
Maximum Sales Charge (Load)
   Imposed on Purchase
   (as a percentage of offering
   price)                              None                  None                None
Maximum Deferred Sales Charge
   (as a percentage of original
   purchase price or redemption
   proceeds, as applicable)            None                  None                None
Redemption/Exchange Fee (as a
   percentage of amount
   redeemed/exchanged)                 None                  None                None
ANNUAL FUND OPERATING
   EXPENSES (1)
(expenses that are deducted
from fund assets)
Management fees                        0.85%                 0.69%               0.69%
Distribution and/or Service
   (12b-1) Fees                        None                  None                None
Other Expenses (2)                     0.19%                 0.34%               0.32%
Acquired Fund Fees and
   Expenses(3)                         0.00%                 0.03%               0.03%
Total Annual Fund Operating
   Expenses(4)                         1.04%                 1.06%               1.04%
Fee Waiver                             0.00%(5)              0.03%(6)            0.03%(6)
Net Annual Fund Operating
   Expenses                            1.04%                 1.03%               1.01%

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Your Fund is estimated to incur approximately $33,000 in connection with the Reorganization and Buying Fund will incur approximately $31,000 in connection with the Reorganization. Invesco Aim and Stein Roe will pay 100% of these costs. These reorganization expenses have not been reflected in the table above.

(3) Acquired fund fees and expenses are not fees or expenses incurred by the fund directly, but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit number reflected below in footnote 5. The impact of the acquired fund fees and expenses are included in the total returns of the fund.

(4) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

(5) Your Fund's adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain your Fund's net expenses (not including any applicable taxes, interest expenses, brokerage commissions, Acquired Fund fees and expenses, and extraordinary expenses) at or below 1.30% until March 31, 2010. Any waivers and/or reimbursements made are subject to recoupment by the adviser within the following three years after such waiver or reimbursement, to the extent such recoupment by the adviser would not cause total operating expenses of your Fund to exceed any current expense limitations.

(6) Buying Fund's advisor has contractually agreed, through June 30, 2010, to waive the advisory fee payable by Buying Fund in an amount equal to 100% of the net advisory fees the advisor receives from the affiliated money market funds on investments by Buying Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.03% for the year ended December 31, 2008.

     Expense Example

     This Example is intended to help you compare the costs of investing in different classes of your Fund and Buying Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of Buying Fund giving effect to the reorganization of your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

     YOUR FUND INSTITUTIONAL CLASS SHARES--BUYING FUND CLASS Y SHARES

     You would pay the following expenses if you redeemed your shares:

                                                              One   Three    Five    Ten
                                                             Year   Years   Years   Years
                                                             ----   -----   -----   ------
ATLANTIC WHITEHALL MID-CAP GROWTH FUND (YOUR FUND)
Institutional Class.......................................   $106    $331    $574   $1,271
AIM MID CAP CORE EQUITY FUND (BUYING FUND)
Class Y...................................................   $105    $334    $582   $1,291
AIM MID CAP CORE EQUITY FUND (BUYING FUND) - PRO FORMA
COMBINED
Class Y...................................................   $103    $328    $571   $1,268

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

COMPARISON OF MANAGEMENT

Investment Advisers

     Stein Roe, a registered investment adviser, provides investment advisory services to your Fund. Stein Roe's principal office is located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. Stein Roe is part of the Atlantic Trust Private Wealth Management Division ("ATPWM"). The entities comprising ATPWM manage wealth for individuals and families, and provide asset management services to foundations and endowments. As of March 31, 2009, Stein Roe managed approximately $5.89 billion in assets of ATPWM's $12.98 billion in assets. During the fiscal year ended November 30, 2008, Stein Roe received 0.85%, net of applicable fee waivers and inclusive of any applicable recoupment, for providing investments advisory services to your Fund.

     Invesco Aim serves as Buying Fund's investment advisor and manages the investment operations of Buying Fund and has agreed to perform or arrange for the performance of Buying Fund's day-to-day management. Invesco Aim is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Aim has acted as an investment advisor since its organization in 1976. As of March 31, 2009, Invesco Aim had $138 billion under management. During the fiscal year ended December 31, 2008, Invesco Aim received compensation of 0.67% of average daily net assets, after fee waivers, for providing investment advisory services to Buying Fund.

     Stein Roe and Invesco Aim are both wholly-owned subsidiaries of Invesco, Ltd.

Sub-Advisers

     Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-advisory Agreement") with certain affiliates to serve as sub-advisors to Buying Fund. Pursuant to the Sub-advisory Agreement, affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to Buying Fund. These affiliated sub-advisors, each of which is a registered investment advisor under the Investment Advisers Act of 1940 are:

          -    Invesco Asset Management Deutschland GmbH;

          -    Invesco Asset Management Limited;

          -    Invesco Asset Management (Japan) Limited;

          -    Invesco Australia Limited;

          -    Invesco Global Asset Management (N.A.), Inc.;

          -    Invesco Hong Kong Limited;

          -    Invesco Institutional (N.A.), Inc.;

          -    Invesco Senior Secured Management, Inc.; and

          -    Invesco Trimark Ltd.

Your Fund does not employ a sub-advisor.

Portfolio Managers

     Fredrick Weiss and Jay Pearlstein are the lead portfolio managers for your Fund. Ronald Sloan, Brian Nelson and Douglas Asiello are jointly and primarily responsible for the day-to-day management of Buying Fund.

     Ronald Sloan, Senior Portfolio Manager, is the lead manager and has been responsible for Buying Fund since 1998. He has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Sloan generally has final authority over all aspects of Buying Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.

     Brian Nelson, Portfolio Manager, has been responsible for Buying Fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.

     Douglas Asiello, Portfolio Manager, has been responsible for Buying Fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2001.

Investment Strategy

     In selecting securities, the portfolio managers of Buying Fund conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital
(ROIC). The process they use to identify potential investments for Buying Fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers of Buying Fund use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of the research process, the portfolio managers of Buying Fund will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation. The portfolio managers of Buying Fund consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

     Buying Fund employs a risk management strategy to reduce volatility and, therefore, it generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, Buying Fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. The portfolio management team seeks to construct a portfolio of companies that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

     This section briefly highlights certain differences between the fundamental and non-fundamental investment limitations of your Fund and those of Buying Fund. Fundamental investment limitations of a fund cannot be changed without the approval of shareholders; while non-fundamental investment limitations of a fund can be changed by a fund's board of directors/trustees.

     Borrowing. Your Fund has a fundamental investment limitation that permits the Fund to borrow money up to the limits permitted by the 1940 Act, including the rules, regulations and orders obtained thereunder. Buying Fund has a similar fundamental restriction, but permits borrowing only for temporary or emergency purposes, in anticipation of or in response to adverse market conditions or for cash management purposes, and prohibits borrowing for purposes of levering Buying Fund.

     Short Sales. Your Fund has a fundamental investment limitation that prohibits the Fund from selling securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. Buying Fund is not specifically prohibited from this type of short selling.

     Investments in securities security by commodities. Your Fund has a fundamental investment limitation that permits investments in securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or another instrument. Buying Fund has a non-fundamental investment limitation that prohibits investment in securities (including futures contracts or options thereon) that are secured by physical commodities.

     Other Investments. Your Fund has non-fundamental investment limitations that prohibit the Fund from purchasing securities on margin or making investment for the purpose of exercising control or management. Buying is not subject to comparable non-fundamental investment limitations.

     Both your Fund and Buying Fund are subject to other fundamental and non-fundamental investment limitations that are not identified above. The full list of your Fund's and Buying Fund's investment limitations may be found in their respective Statements of Additional Information.

COMPARISON OF SALES CHARGES

     Your Fund offers Institutional Class shares, which are not subject, at any time, to an initial sales charge or a CDSC. In connection with the Reorganization, you will receive Class Y shares of Buying Fund. Class Y shares are not subject to an initial sales charge or CDSC.

COMPARISON OF DISTRIBUTION

     Shares of your Fund are distributed by PFPC Distributors, Inc. and Buying Fund shares are distributed by Invesco Aim Distributors, Inc. ("Invesco Aim Distributors"), a registered broker-dealer and wholly owned subsidiary of Invesco Aim.

COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES

     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. Orders for the purchase and redemption of shares of your Fund and Buying Fund are effected after such order is received in good form. Shares can be purchased from both Funds by mail or wire. Orders for your Fund are placed with Trust, directly or through a financial intermediary, c/o its transfer agent, PNC Global Investment Servicing, and orders for Buying Fund are placed with Buyer's transfer agent, Invesco Aim Investment Services, Inc., directly or through a financial intermediary.

     Shareholders of both Funds may redeem shares by mail or by wire. Additionally, shares of Buying Fund may be redeemed over the internet. Generally, both Funds forward redemption proceeds within one day, with certain limited exceptions. Your Fund makes redemptions in cash, subject to certain exceptions. Buying Fund reserves the right, in its sole discretion, to determine whether to satisfy redemption requests by making payment in securities or other property (also known as a redemption in kind).

     Neither your Fund nor Buying Fund are subject to a redemption fee.

     For additional information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF EXCHANGE PRIVILEGES AND SPECIAL EXCHANGE PRIVILEGE

     Your Fund offers you the ability to exchange your shares of the Fund for shares of the same class of one or more of the four other mutual funds in the Atlantic Whitehall family of funds, subject to certain limits and minimum exchange amounts. Buying Fund offers its shareholders the ability to exchange their shares for shares of the same class of one or more of the 73 other funds in the AIM Family of Funds(R), subject to certain limits and exceptions. For additional information regarding exchange privileges of your Fund and Buying Fund see, the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     In connection with the Reorganization, Buying Fund has agreed to make a special exchange privilege available to shareholders of the Fund who receive Class Y shares of Buying Fund. Following the closing of the Reorganization, each Fund shareholder that receives Class Y shares of Buying Fund may exchange these shares for Institutional Class shares of Buying Fund, provided that (1) the Fund shareholder meets the eligibility requirements for investment in Institutional Class shares of Buying Fund and (2) the exchange is completed no later than December 15, 2009. The following investors are eligible to invest in Institutional Class shares of Buying Fund:

          -    Banks and trust companies acting in a fiduciary capacity;

          -    Bank and trust company common and collective trust funds;

          -    Banks and trust companies investing for their own accounts;

          - Entities acting for the account of a public entity (e.g., Taft-Hartley funds, state, cities or government agencies);

          -    Funds of funds or other pooled investment vehicles;

          -    Corporations investing for their own accounts;

          -    Defined benefit plans;

          -    Foundations; and

          - Defined contribution plans offered pursuant to Sections 401, 457, 403(a), 403(b) (if sponsored by a Section 501(c)(3) organization) or 403(c).

For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum investment requirement, otherwise the minimum investment requirement for defined contribution plans is $10 million. There is no minimum investment requirement for defined benefit plans, funds of funds or other pooled investment vehicles. The minimum investment requirement for all other eligible investors is $1 million.

     Institutional Class shares of Buying Fund have different class-specific expenses and a lower expense ratio than Class Y shares. The two share classes, however, generally have the same or similar voting, dividend, liquidation and other rights. Additional information regarding Institutional Class shares of Buying Fund can be found in the Institutional Class prospectus of Buying Fund, which is available, upon request, by calling (800) 959-4246. The information in the Institutional Class prospectus of Buying Fund is not incorporated by reference into this Proxy Statement/Prospectus.

COMPARISON OF TIMING OF DISTRIBUTIONS

     It is the policy of your Fund and Buying Fund to declare and pay dividends from net investment income, if any, annually. Both Funds generally declare and pay capital gains distributions, if any, annually but may declare and pay capital gains distributions more than once per year as permitted by law.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will rise and fall with the prices of the securities in which Buying Fund invests. To the extent the fund holds cash or cash equivalents rather than equity securities, it may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are generally similar to those described above for Buying Fund because the two funds have similar investment objectives and investment strategies and, consequently, invest in similar securities.

     Both your Fund and Buying Fund are subject to the following risks:

- Market Risk: The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

- Equity Securities Risk: The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

- Foreign Securities Risk: The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

- Market Capitalization Risk: Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.

- Interest Rate Risk: Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

- Credit Risk: Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

- Management Risk: There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

     Buying Fund is subject to the following additional principal risks:

- Derivatives Risk: Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

- Convertible Securities Risk: The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.

- U.S. Government Obligations Risk: The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury,
     (ii) supported by the right of the
     issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

- Leverage Risk: Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.

- Cash/Cash Equivalents Risk: To the extent the fund holds cash or cash equivalents rather than equity securities, the fund may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.

     Both Buying Fund and your Fund are permitted to purchase foreign securities, however, Buying Fund may invest up to 25% of its total assets in foreign securities, which are subject to risks associated with fluctuations in the value of the U.S. dollar relative to the values of other currencies, among other risks (see above). As of March 31, 2009, 3.29% of your Fund's assets were invested in foreign securities, whereas 6.675% of Buying Fund's assets were invested in foreign securities.

     For more information on the risks associated with Buying Fund, see the "Investment Strategies and Risks" section of Buying Fund's Statement of Additional Information. See the cover page of the Proxy Statement/Prospectus for a description of how you can obtain a copy of the Statement of Additional Information.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Buyer. Each share of Buying Fund generally has the same or similar voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses (only Class Y shares of Buying Fund are described in this Proxy Statement/Prospectus; Buying Fund also offers Class A, Class B, Class C, Class R and Institutional Class shares). When issued and paid for in accordance with the Buying Fund Prospectus, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable.

OTHER SERVICE PROVIDERS

     Invesco Aim Distributors, Inc., P.O. Box 4739, Houston, Texas 77210, serves as Buying Fund's distributor. Invesco Aim Advisors, Inc. serves as Buying Fund's administrator.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which has been made part of this Proxy Statement/Prospectus by reference and is attached hereto as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on or about September 21, 2009, at 8:00 a.m. Eastern Standard Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on September 18, 2009 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of accrued liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding Institutional Class shares of your Fund of a number of Class Y shares of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended November 30, 2008 and for the short taxable year beginning on December 1, 2008 and ending on the date of the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended November 30, 2008 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement and if all of the closing conditions of Trust and Buyer set forth in the Agreement are satisfied (or waived by Trust or Buyer, as applicable). For a description of the vote required to approve the Agreement, see "Information About the Special Meeting and Voting - Vote Necessary to Approve the Proposal."

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will cancel the outstanding shares of your Fund from shareholders in accordance with Trust's governing documents, including Trust Instrument and By-Laws, and the Delaware Statutory Trust Act.

     If shareholders of your Fund do not approve the Agreement or if the Reorganization does not otherwise close, Stein Roe and the Board of Trust may consider alternatives to the Reorganization, which may include the termination and liquidation of your Fund.

BOARD CONSIDERATIONS

     Stein Roe proposed, and the Board considered, the Reorganization at in-person meetings of the Board held on January 28, 2009, and April 29, 2009, and at a special telephonic meeting of the Board held on January 23, 2009. During the meetings, the Board carefully considered the Reorganization and various other alternatives for your Fund that were identified by Stein Roe, including, among other things, leaving your Fund unchanged and liquidating and terminating your Fund. The Board noted that your Fund's net assets have declined substantially as a result of market activity and net redemptions, which raised questions about your Fund's continued viability as a stand-alone investment option. The Board noted further that, as a result, your Fund may not be able to achieve economies of scale unless it can be combined with another fund. The Board considered that the Reorganization of your Fund into Buying Fund should provide shareholders with the options of (i) transferring their investment to a similar Fund on a tax-free basis in the Reorganization or (ii) redeeming their investment, which may have tax consequences for them. The Board was aware, however, that the Reorganization could be deemed to be taxable to your Fund or its shareholders and still proceed. In contrast, the Board noted that liquidating and terminating your Fund would provide shareholders with only one option that may have adverse tax consequences for them.

     After fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by Stein Roe, the Board determined that the Reorganization is the best alternative for your Fund at this time. The Board also determined that the Reorganization is advisable and is in the best interests of your Fund and will not dilute the interests of Fund shareholders.

     Anticipated benefits to shareholders

     The Board approved the Agreement and the Reorganization based on the following anticipated benefits to shareholders:

     - The Board noted that combining your Fund into Buying Fund via the Reorganization should, over time, create a larger combined fund with greater market presence. In time, the combined fund may also achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund.

     - The Board noted that Buying Fund has lower portfolio turnover and an enduring and stable investment process, which utilizes a quantitative management style that is intended to provide for long-term growth of capital.

     - The Board noted the significant management resources, research capabilities and fund distribution capabilities of Invesco Aim Advisors, Inc. and its affiliates.

     - The Board noted the wide array of funds in the AIM Family of Funds(R) into which shareholders could exchange their shares.

     Board considerations

     In evaluating the Reorganization, the Board considered information provided by Stein Roe regarding a number of factors, including:

     - The investment objectives and principal investment strategies of your Fund and Buying Fund.

     -    The comparative performance of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative sizes of your Fund and Buying Fund, their respective prospects for growth in the future and the potential to spread relatively fixed costs over a larger asset base.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of your Fund and Buying Fund.

     - The fact that Stein Roe, Invesco Aim and their affiliates would bear all fees or expenses in connection with the Reorganization, except brokerage fees and other transaction costs associated with the disposition and/or purchase of securities by your Fund and Buying Fund in contemplation of or as a result of the Reorganizations.

     - The projected financial impact to Stein Roe, Invesco Aim and its affiliates of the Reorganization.

     - The future prospects of the Fund if the Reorganization was not effected.

     Investment objectives and strategies. The Board considered that under normal market conditions, your Fund and Buying Fund invest their assets in similar ways. Your Fund seeks to provide long-term capital appreciation through investing at least 80% of its assets in a diversified portfolio of common stocks of mid-sized companies with market capitalizations within the range of the Russell Midcap(R) Growth Index at the time of the initial purchase. Similarly, Buying Fund seeks to provide long-term growth of capital through investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. Both Stein Roe and the Board believe the Reorganization provides your Fund with better long-term prospects than the various other alternatives for your Fund that were identified by Stein Roe, including leaving your Fund unchanged and liquidating and terminating your Fund.

     Comparative performance. The Board considered the performance of Class Y shares of Buying Fund in relation to the performance of Institutional Class shares of your Fund. For more complete performance information, including calendar year returns and benchmark and peer group comparisons, see "Comparison of Performance."

     Comparative expenses. The Board considered the operating expenses your Fund and Buying Fund incur. The Board compared the expenses of your Fund and Buying Fund calculated as of the fiscal year end of each fund, as well as calculated as of February 28, 2009. Stein Roe reported to the Board that, based on the combined assets of the two funds, the advisory fee schedule of Buying Fund would result in an effective advisory fee rate that is 16 basis points lower than the advisory fee rate of your Fund. The Board also considered that, calculated as of the fiscal year end of each fund, the expected total gross expenses of the combined fund would be 1.04%, which is the same as the total gross expenses of your Fund. In approving the Reorganization and Agreement, the Board considered the fact that Invesco Aim has contractually agreed, through June 30, 2010, to waive the advisory fee payable by Buying Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from Buying Fund's investment in affiliated money market funds. The Board noted that this waiver resulted in the pro forma net annual fund operating expenses of Buying Fund's Class Y shares, calculated as of December 31, 2008, to be 3 basis points lower than the total annual fund operating expenses of your Fund. See "Summary-Comparison of Fees and Expenses" for a description of the expenses not covered in Invesco Aim's contractual fee waiver.

     Expenses of the Reorganization. The Board considered that Stein Roe and Invesco Aim agreed to pay the expenses to be incurred in connection with the Reorganization. However, both the Fund and Buying Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganizations.

     Based on the foregoing and the information presented at the Board meetings discussed above, and after fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by Stein Roe, the Board determined that the Reorganization is the best alternative for your Fund at this time. The Board also determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. In making these determinations, the Board evaluated various other alternatives for your Fund, including those that had been identified by Stein Roe. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made that would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization.

     The obligations of Buyer to consummate the Reorganization are subject to various conditions of Seller, including the condition that, during the five-year period ending on the date of the Closing, your Fund will not have acquired shares of your Fund for consideration other than shares of your Fund, except for shares redeemed in the ordinary course of your Fund's business as an open-end investment company as required by the Investment Company Act, or made distributions with respect to your Fund's shares, except for distributions necessary to satisfy the requirements for qualification as a regulated investment company and avoidance of excise tax liability and additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in your Fund on the date of the Closing.

     The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     -    the shareholders of your Fund shall have approved the Agreement;

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization; and

     - Trust and Buyer shall have received an opinion from Stradley Ronon Stevens & Young, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Trust and the Board of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy the third and fourth above conditions as long as such a waiver is mutual. Importantly, the Board of Trust and the Board of Buyer may waive the condition that the consummation of the Reorganization be tax-free and proceed with the Reorganization as a taxable transaction without re-soliciting shareholder approval. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

     The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before December 31, 2009.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefore;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefore, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to Trust and Buyer as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. That opinion may state that no opinion is expressed as to the effect of the Reorganization on Buying Fund, your Fund or the shareholders of your Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the Securities and Exchange Commission and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     Notwithstanding the foregoing, the Reorganization might be determined to be taxable to the Fund or its shareholders, if, for instance, redemptions by shareholders of your Fund on account of the Reorganization were such that your Fund is unable to deliver "substantially all" of its assets because a significant portion of such assets are sold to raise cash to fund such redemptions or is otherwise unable to satisfy certain other requirements for a tax-free reorganization such as "continuity of shareholder interest." In that event, the Boards of Trustees of the Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of the Fund and Buying Fund. If the Reorganization were determined to be taxable, the transfer of your Fund's assets to Buying Fund in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund may result in the realization of capital gains to your Fund that, to the extent not offset by capital losses, would be distributed to the shareholders of your Fund on or before the Closing Date, and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts. In addition, the exchange of shares of your Fund for shares of Buying Fund would be a taxable event and, accordingly, a capital gain or loss may be recognized. The Closing may be delayed, perhaps significantly, if your Fund or Buying Fund determines that it needs to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization. Trust and Buyer may waive receipt of the opinion as a condition to Closing, as described in the preceding section. If the tax status can not be determined within a reasonable time, the Board of Trustees of the Fund or Buying Fund may decide not to proceed with the Reorganization.

     General Limitation on Capital Losses. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. The Reorganization will result in a more than 50% "change in ownership" of your Fund, the smaller of the two Funds. As a result, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments, collectively referred to as "total capital loss carryovers") of your Fund will be subject to an annual limitation for federal income tax purposes. The final amounts of unrealized capital gain or (loss), capital loss carryovers and realized capital gain or loss at the time of the Reorganizations may differ from the amounts that are shown below. In addition, for five years beginning after the Closing Date, neither Fund will be permitted to offset gains "built-in" to either your Fund or Buying Fund at the time of the Reorganization against capital losses (including capital loss carry-forwards) built-in to the other Fund at the time of the Reorganization. The tax basis capital loss carryovers, unrealized depreciation in value of investments and aggregate net asset value of your Fund as compared to Buying Fund and the approximate annual limitation on the use of your Fund's total capital loss carryovers following the Reorganization are as follows:

Line                                           FUND          BUYING FUND
----                                      -------------    --------------
   1   Capital Loss Carryovers (1)        $           0    $            0
   2   Net Unrealized (Depreciation) of
       Investments for tax purposes (2)    ($13,269,021)    ($299,317,139)

   3      Total Capital Loss Carryovers    ($13,269,021)    ($299,317,139)
   4   Net Unrealized Appreciation
       (Depreciation) for tax purposes            (14.5%)           (22.8%)
       as Percentage of NAV [L2/ L5]
   5   Net Asset Value (NAV) (2)          $  91,813,282    $ 1,312,048,196
   6   Tax-Exempt Rate (May 2009)                  4.61%
   7   Annual Limitation (approximate)    $   4,232,592               N/A
       (3) [L5 x L6]

----------
(1) As of the last fiscal year-end of Fund and Buying Fund, 11/30/08 and 12/31/08, respectively.

(2) As of the first quarter-end of Fund, 2/28/09; as of the fiscal year-end of Buying Fund, 12/31/08.

(3) The actual limitation will equal the aggregate net asset value of Fund on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments, of Fund on the closing date that is recognized in a taxable year.

     This annual limitation on use of your Fund's total capital loss carryovers may result in some portion of such carryovers expiring unutilized, depending on the facts at time of closing the Reorganization. However, the total capital loss carryovers of Buying Fund will continue to be available, provided, among other things, that Buying Fund is larger than your Fund on the Valuation Date. This being the case, the benefits of Buying Fund's aggregate capital loss carryovers will accrue post-Reorganization to the shareholders of both Buying Fund and your Fund. This might be viewed as resulting in a slight reduction in the available tax benefits for the shareholders of Buying Fund, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains.

     Buying shares in a fund that has material unrealized appreciation in portfolio investments may be less tax efficient than buying shares in a fund with no such unrealized appreciation in value of investments. Conversely, buying shares in a fund with unrealized depreciation in value of investments may be more tax efficient because such deprecation when realized will offset other capital gains that might otherwise be distributed to shareholders causing the shareholders to pay tax on such distributions. These same considerations apply in the case of a reorganization. Based on your Fund's unrealized depreciation in value of investments on a tax basis as a percentage of its net asset value as of February 28, 2009 of 14.5% compared to that of Buying Fund of 22.8% at December 31, 2008, and 22.3% on a combined basis, the shareholders of your Fund are being exposed to slightly more unrealized depreciation in value of investments post-Reorganization relative to what they are presently exposed.

     Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences that currently exist between the rights of shareholders under Trust's Trust Instrument and the rights of shareholders under Buyer's Amended and Restated Agreement and Declaration of Trust.

     When issued, shares of both your Fund and Buying Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share, of both your Fund and Buying Fund, represents an equal interest in such fund. Shares of your Fund are entitled to receive pro rata shares of distributions of income and capital gains, if any, made with respect to your Fund. Shares of Buying Fund are entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. In any liquidation of your Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund. In any liquidation of Buying Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     Shares of both your Fund and Buying Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Additionally, when certain matters affect only one class of shares, the shareholders vote as a class regarding such matters. Shares of Trust and Buying Fund do not have cumulative voting rights.

     Shareholders of your Fund and Buying Fund each have the right to vote on the election and removal of Trustees, with respect to investment advisory and sub-advisory contracts, and with respect to such additional matters relating to the Trust as may be required by law. Shareholders of Buying Fund have certain additional voting rights, including, subject to certain exceptions, the right to vote (1) to approve the termination of Buyer, Buying Fund or a class of Buying Fund, provided that the trustees of Buyer have called a meeting of the shareholders for the purpose of approving any such termination, unless, as of the date on which the trustees have determined to so terminate Buyer, Buying Fund or a class of Buying Fund, there are fewer than 100 holders of record of Buyer or of Buying Fund or a class of Buying Fund; (2) approve the sale of all or substantially all the assets of Buyer, Buying Fund or a class of Buying Fund, unless the primary purpose of such sale is to change Buyer's domicile or form of organization or form of statutory trust; (3) approve the merger or consolidation of Buyer, Buying Fund or a class of Buying Fund with and into another company or with and into any other series portfolio or class of Buyer, unless (A) the primary purpose of such merger or consolidation is to change Buyer's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of outstanding shares as of a date selected by the trustees of Buyer, the shareholders of Buyer, Buying Fund or a class of Buying Fund will have a majority of the outstanding shares of the surviving company or portfolio or class thereof, as the case may be; and (4) to approve any amendment to shareholders' voting powers and meetings as set forth in the Agreement and Declaration of Trust.

                                 CAPITALIZATION

     The following table sets forth, as of June 10, 2009, (i) the capitalization of Institutional Class Shares of your Fund; (ii) the capitalization of Class Y shares of Buying Fund, and (iii) the pro forma capitalization of Class Y shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                  ATLANTIC
                                                  WHITEHALL                                           PRO FORMA
                                               MID-CAP GROWTH                                        AIM MID CAP
                                                 FUND (YOUR        AIM MID CAP                       CORE EQUITY
                                                    FUND)       CORE EQUITY FUND                        FUND
                                                INSTITUTIONAL     (BUYING FUND)     PRO FORMA       (BUYING FUND)
                                                CLASS SHARES     CLASS Y SHARES    ADJUSTMENTS     CLASS Y SHARES
                                               --------------   ----------------   -----------     --------------
Net Assets..................................     $75,096,484       $37,262,281             --(1)    $112,358,765
Shares Outstanding..........................       9,950,924         2,100,302     (5,715,892)(2)      6,335,334
Net Asset Value Per Share...................     $      7.55       $     17.74                      $      17.74

(1) Invesco Aim and Stein Roe will bear 100% of your Fund's Reorganization expenses, therefore Net Assets have not been adjusted for any expenses expected to be incurred by Atlantic Whitehall Mid-Cap Growth Fund in connection with the Reorganization. The AIM Mid Cap Core Equity Fund will incur approximately $31,000 in connection with the Reorganization of which Invesco Aim and Stein Roe will pay 100%. As a result, there are no Pro Forma Adjustments to Net Assets.

(2) Shares Outstanding have been adjusted for the accumulated change in the number of shares of your Fund's shareholder accounts based on the relative value of your Fund's and Buying Fund's Net Asset Value Per Share assuming the Reorganization would have taken place on June 10, 2009.

                                  LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Philadelphia, PA 19103.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/ Prospectus by reference:
(i) see "Calendar Year Returns" and "Average Annual Total Returns" for more information about the performance of your Fund; (ii) see "Management of the Fund" for more information about the management of your Fund; (iii) see "Pricing of Fund Shares" for more information about the pricing of shares of your Fund;
(iv) see "Tax Information" for more information about tax consequences to shareholders of various transactions in shares of your Fund; (v) see "Distribution Arrangements" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "Financial Highlights" for more information about your Fund's financial performance.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-08738. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-02699. Such Buying Fund Prospectus is incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM Funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things:
(i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

     Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in Buying Fund's Statement of Additional Information.

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                                   PROPOSAL 2

                          AMENDMENT TO TRUST INSTRUMENT

     The Trust is seeking your vote on an amendment to the Trust Instrument of Trust, dated August 25, 1994, as amended (the "Trust Instrument"), that will permit the Board of Trustees to liquidate your Fund without approval by shareholders (the "Amendment"). The Board would consider liquidating the Fund only if that the reorganization of your Fund into Buying Fund, as described in the prior section of this Proxy Statement/Prospectus, is not approved by shareholders.

     The Delaware Statutory Trust Act (the "DSTA"), which governs the Trust, permits a Delaware statutory trust, through its trust instrument, to grant broad authority to its board of trustees to take a wide array of actions on behalf of the trust without incurring the time or expense of calling a shareholders' meeting and soliciting shareholder votes. One of the actions that the DSTA permits a board of trustees to take without shareholder approval is the liquidation and termination of a fund. Notwithstanding the flexibility permitted by the DSTA, Section 11.04(b) of the Trust Instrument currently requires that any proposed liquidation of the assets of the Fund be approved by shareholders by a 1940 Act Majority vote. A 1940 Act Majority vote is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Eliminating the shareholder vote requirement from
Section 11.04(b) of the Trust Instrument will enable the Board to approve the liquidation and termination of the Fund without seeking shareholder approval.

     Approval of the Amendment requires the vote of a majority of the issued and outstanding shares of your Fund voted in person or by proxy, provided that a quorum is present. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. The majority vote required to approve the Amendment is a lower voting standard than the 1940 Act Majority vote that is currently required to approve a liquidation of the Fund. Therefore, fewer shareholder votes are required to eliminate the right of shareholders to vote on a liquidation proposal than would be required if shareholders were asked to approve a liquidation proposal under the existing Trust Instrument.

BOARD CONSIDERATIONS

     In approving the Amendment, the Board considered the following factors, among others:

          - the Amendment will provide the Board with increased flexibility and broader authority to take action affecting the Fund without incurring the expense of soliciting a second proxy and holding a second shareholder meeting to approve a liquidation;

          - the Trust Instrument is more restrictive than required by the DSTA, which permits Delaware statutory trusts, such as the Trust, to liquidate upon the approval of the trust's board of trustees and without the approval of shareholders;

          - the Amendment will not alter the Board members existing duties to act with due care and in shareholders' interest.

     After careful consideration, the Trustees of the Fund recommend that you vote "FOR" Proposal 2.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 14, 2009 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on July 31, 2009 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit A. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Both proposals described in this Proxy Statement/Prospectus are considered "non-routine" for purposes of determining broker-non-votes.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a Proposal against such adjournment. A shareholder vote may be taken on a proposal prior to any such adjournment if sufficient votes have been received.

     [STEIN ROE AND ITS AFFILIATE, ATLANTIC TRUST COMPANY, N.A., TOGETHER HOLD VOTING DISCRETION WITH RESPECT TO A MAJORITY OF THE SHARES OF YOUR FUND. STEIN ROE ANTICIPATES THAT IT AND ATLANTIC TRUST COMPANY, N.A. WILL VOTE SHARES HELD BY THEM IN FAVOR OF PROPOSALS 1 AND 2.]

PROXY SOLICITATION

     Trust has engaged the services of D.F. King & Co., Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are expected to be approximately $7,600. Trust expects to solicit proxies principally by mail, but Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. Invesco Aim and Stein Roe will bear 100% of your Fund's solicitation costs.

OTHER MATTERS

     Management is not aware of any matters to be presented at the Special Meeting other than that which is discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 31, 2009, to the knowledge of Trust owned 5% or more of the outstanding Institutional Class shares of your Fund can be found at Exhibit B.

     A list of the name, address and percent ownership of each person who, as of July 31, 2009, to the knowledge of Buyer owned 5% or more of the outstanding Class Y shares of Buying Fund can be found at Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of Institutional Class shares of your Fund and Class Y shares of Buying Fund by trustees and current executive officers can be found in Exhibits B and C, respectively.

                                    EXHIBIT A

       OUTSTANDING INSTITUTIONAL CLASS SHARES OF YOUR FUND ON RECORD DATE

     As of July 31, 2009, there were the following number of Institutional Class shares outstanding of your Fund:

     YOUR FUND

     Institutional Class Shares:

                                    EXHIBIT B

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 31, 2009, to the best knowledge of Trust owned 5% or more of the outstanding Institutional Class shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                     NUMBER OF
                                       SHARES    PERCENT OWNED
NAME AND ADDRESS   CLASS OF SHARES     OWNED       OF RECORD*
----------------   ---------------   ---------   -------------
                   Institutional                     _____%
Name and Address       Class

----------
* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Trust, the ownership of shares of your Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding Institutional Class shares of your Fund as of July 31, 2009.

                                    EXHIBIT C

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 31, 2009, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                              NUMBER OF
                   CLASS OF     SHARES    PERCENT OWNED
NAME AND ADDRESS    SHARES      OWNED       OF RECORD
----------------   --------   ---------   -------------
Name and Address   Class Y                  ______%

----------
* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Buyer, the ownership of shares of Buying Fund by executive officers and trustees of Buyer as a group constituted less than 1% of the outstanding shares of each class of Buying Fund as of July 31, 2009.

                                    EXHIBIT D

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Trust, the following table sets forth certain information regarding the ownership, as of July 31, 2009, of shares of beneficial interest of your Fund by current executive officers of Trust. No information is given as to your Fund or a class if an executive officer held no shares of any or all classes of your Fund as of July 31, 2009.

                                                                      APPENDIX I

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                     ATLANTIC WHITEHALL MID-CAP GROWTH FUND

                             A SEPARATE PORTFOLIO OF

                         ATLANTIC WHITEHALL FUNDS TRUST

                               _____________, 2009

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE 1 DEFINITIONS....................................................     2
   SECTION 1.1.    Definitions...........................................     2
ARTICLE 2 TRANSFER OF ASSETS.............................................     6
   SECTION 2.1.    Reorganization of Selling Fund........................     6
   SECTION 2.2.    Computation of Net Asset Value........................     6
   SECTION 2.3.    Valuation Date........................................     7
   SECTION 2.4.    Delivery..............................................     7
   SECTION 2.5.    Termination of Series and Redemption of Selling Fund
                      Shares.............................................     8
   SECTION 2.6.    Issuance of Buying Fund Shares........................     8
   SECTION 2.7.    Investment Securities.................................     8
   SECTION 2.8.    Liabilities...........................................     8
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER.......................     9
   SECTION 3.1.    Organization; Authority...............................     9
   SECTION 3.2.    Registration and Regulation of Seller.................     9
   SECTION 3.3.    Financial Statements..................................    10
   SECTION 3.4.    No Material Adverse Changes; Contingent Liabilities...    10
   SECTION 3.5.    Selling Fund Shares; Business Operations..............    10
   SECTION 3.6.    Accountants...........................................    10
   SECTION 3.7.    Binding Obligation....................................    10
   SECTION 3.8.    No Breaches or Defaults...............................    11
   SECTION 3.9.    Authorizations or Consents............................    11
   SECTION 3.10.   Permits...............................................    11
   SECTION 3.11.   No Actions, Suits or Proceedings......................    11
   SECTION 3.12.   Contracts.............................................    12
   SECTION 3.13.   Properties and Assets.................................    12
   SECTION 3.14.   Taxes.................................................    12
   SECTION 3.15.   Benefit and Employment Obligations....................    13
   SECTION 3.16.   Brokers...............................................    13
   SECTION 3.17.   Voting Requirements...................................    13
   SECTION 3.18.   State Takeover Statutes...............................    13
   SECTION 3.19.   Books and Records.....................................    13
   SECTION 3.20.   Prospectus and Statement of Additional Information....    14
   SECTION 3.21.   No Distribution.......................................    14
   SECTION 3.22.   Liabilities of Selling Fund...........................    14
   SECTION 3.23.   Shareholder Expenses..................................    14
   SECTION 3.24.   Intercompany Indebtedness; Consideration..............    14
   SECTION 3.25.   Information Supplied by Seller........................    14

                                TABLE OF CONTENTS
                                   (continued)

                                                                             PAGE
                                                                             ----
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER.........................    14
   SECTION 4.1.    Organization; Authority................................    14
   SECTION 4.2.    Registration and Regulation of Buyer...................    15
   SECTION 4.3.    Financial Statements...................................    15
   SECTION 4.4.    No Material Adverse Changes; Contingent Liabilities....    15
   SECTION 4.5.    Registration of Buying Fund Shares.....................    15
   SECTION 4.6.    Accountants............................................    16
   SECTION 4.7.    Binding Obligation.....................................    16
   SECTION 4.8.    No Breaches or Defaults................................    17
   SECTION 4.9.    Authorizations or Consents.............................    17
   SECTION 4.10.   Permits................................................    17
   SECTION 4.11.   No Actions, Suits or Proceedings.......................    17
   SECTION 4.12.   Taxes..................................................    18
   SECTION 4.13.   Brokers................................................    18
   SECTION 4.14.   Representations Concerning the Reorganization..........    19
   SECTION 4.15.   Prospectus and Statement of Additional Information.....    19
   SECTION 4.16.   Intercompany Indebtedness; Consideration...............    19
ARTICLE 5 COVENANTS.......................................................    20
   SECTION 5.1.    Conduct of Business....................................    20
   SECTION 5.2.    Expenses...............................................    20
   SECTION 5.3.    Further Assurances.....................................    20
   SECTION 5.4.    Notice of Events.......................................    20
   SECTION 5.5.    Consents, Approvals and Filings........................    21
   SECTION 5.6.    Submission of Agreement to Shareholders................    21
ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION......................    21
   SECTION 6.1.    Conditions Precedent of Buyer..........................    21
   SECTION 6.2.    Mutual Conditions......................................    22
   SECTION 6.3.    Conditions Precedent of Seller.........................    23
ARTICLE 7 TERMINATION OF AGREEMENT........................................    24
   SECTION 7.1.    Termination............................................    24
   SECTION 7.2.    Survival After Termination.............................    25
ARTICLE 8 MISCELLANEOUS...................................................    25
   SECTION 8.1.    Survival of Representations, Warranties and Covenants..    25
   SECTION 8.2.    Governing Law..........................................    25
   SECTION 8.3.    Binding Effect, Persons Benefiting, No Assignment......    25
   SECTION 8.4.    Obligations of Buyer and Seller........................    25
   SECTION 8.5.    Amendments.............................................    26
   SECTION 8.6.    Enforcement............................................    26

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   SECTION 8.7.    Interpretation........................................    26
   SECTION 8.8.    Counterparts..........................................    27
   SECTION 8.9.    Entire Agreement; Exhibits and Schedules..............    27
   SECTION 8.10.   Notices...............................................    27
   SECTION 8.11.   Representations by Investment Adviser.................    28
   SECTION 8.12.   Successors and Assigns; Assignment....................    28

EXHIBIT A         Excluded Liabilities of Selling Fund
SCHEDULE 2.1      Class of Shares of Selling Fund and Corresponding
                  Class of Shares of Buying Fund
SCHEDULE 4.5(a)   Class of Shares of Buying Fund
SCHEDULE 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of ____________, 2009 (this "Agreement"), by and among Atlantic Whitehall Funds Trust, a Delaware statutory trust ("Seller"), acting on behalf of Atlantic Whitehall Mid-Cap Growth Fund ("Selling Fund"), a separate series of Seller, AIM Growth Series, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Mid Cap Core Equity Fund ("Buying Fund"), a separate series of Buyer, Invesco Aim Advisors, Inc. ("Invesco Aim"), and Stein Roe Investment Counsel, Inc., a Delaware corporation ("Stein Roe").

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its Assets (as defined below) to Buying Fund in exchange for the assumption by Buying Fund of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, Invesco Aim serves as the investment adviser to Buying Fund and is making certain representations, warranties and agreements set forth in this Agreement; and

     WHEREAS, Stein Roe serves as the investment adviser to Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement; and

     WHEREAS, the Board of Directors of Buyer has determined that the exchange of all of the assets of Selling Fund for Buying Fund Shares (as defined below) and the assumption of the liabilities of Selling Fund, as described in Section
2.8 herein, by Buying Fund is in the best interests of Buying Fund and its shareholders and that the interests of the existing shareholders of Buying Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees of Seller has determined that the exchange of all of the assets of Selling Fund for Buying Fund Shares (as defined below) and the assumption of the liabilities of Selling Fund by Buying Fund, as described in Section 2.8 herein, is in the best interests of Selling Fund and its shareholders and that the interests of the existing shareholders of Selling Fund would not be diluted as a result of this transaction; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    Article 1

                                   DEFINITIONS

          SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this
     Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

     "AML Documentation" means the information and documentation maintained by Seller or its agents relating to the identification and verification of Selling Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations.

     "Assets" means all assets and property of Selling Fund, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest or other receivables that are owned by Selling Fund, any deferred or prepaid expenses shown as an asset on the books of Selling Fund at the Closing, and any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Growth Series, a Delaware statutory trust.

     "Buyer Counsel" means Stradley Ronon Stevens & Young, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-02699.

     "Buying Fund" means AIM Mid Cap Core Equity Fund, a separate series of
Buyer.

     "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2008.

     "Buying Fund Shares" or "Buying Fund Share" means Class Y shares of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the Assets of Selling Fund to Buying Fund, the assumption of the Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 21, 2009, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Effective Time" means immediately before the opening of business of the Buying Fund on the Closing Date, or such other time as the parties may mutually agree.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Trust Instrument, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means the liabilities of Selling Fund (i) incurred in the ordinary course of business and included as a liability on the books and records of Selling Fund (and reflected in Selling Fund's net asset value) and set forth in Selling Fund's Statement of Assets and Liabilities as of the Closing Date delivered by the Seller, on behalf of Selling Fund, to Buyer, on behalf of Buying Fund, pursuant to Section 6.1(f) hereof or (ii) as otherwise mutually agreed to in writing by Buyer and Seller and identified on Exhibit A hereof as of the Closing Date.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "majority of the outstanding voting securities" means the affirmative vote of the lesser of: (a) 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of Selling Fund.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Registration Statement on Form N-14" means the registration statement on Form N-14 pursuant to which the Buying Fund Shares to be issued pursuant to
Section 2.6 shall be registered under the Securities Act.

     "Reorganization" means the acquisition of the Assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of the Liabilities and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement.

     "Required Shareholder Vote" means, the affirmative vote of a "majority of the outstanding voting securities" of the Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means Atlantic Whitehall Funds Trust, a Delaware statutory trust.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-08738.

     "Selling Fund" means Atlantic Whitehall Mid-Cap Growth Fund, a separate series of Seller.

     "Selling Fund Auditors" means Ernst & Young L.L.P.

     "Selling Fund Financial Statements" means the audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of Selling Fund at November 30, 2008.

     "Selling Fund Shareholders" means the holders of record of the outstanding Institutional Class shares of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the issued and outstanding Institutional Class shares of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement, and any adjournments thereof.

     "Stein Roe" means Stein Roe Investment Counsel, Inc., a Delaware corporation

     "Tax" means any tax or similar governmental charge, impost or levy, including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes) ad valorem or other taxes, stamp taxes, duties, fees, assessment or charges, whether payable directly or by withholding, together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof and including any transferee or secondary liability in respect of any tax (whether imposed by law, contractual agreement or otherwise).

     "Termination Date" means December 31, 2009, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "USA PATRIOT ACT" means Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, Pub. L. No. 107-56, and rules and regulations adopted pursuant thereto.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    Article 2

                               TRANSFER OF ASSETS

          SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, Seller shall deliver all of the Assets of Selling Fund to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the Liabilities and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding Institutional Class shares of Selling Fund of a number of Buying Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such Assets, Buying Fund will receive good and marketable title to such Assets free and clear of all Liens.

          SECTION 2.2. Computation of Net Asset Value.

          (a) The net asset value per share of the Buying Fund Shares, and the value of the Assets and the amount of the Liabilities shall, in each case, be determined as of the close of regular trading on the NYSE, and after the declaration of any dividends, on the business day next preceding the Closing Date (the "Valuation Date").

          (b) The net asset value of each Buying Fund Share shall be the net asset value per share computed as of the Valuation Date, using the evaluation procedures set forth in Buying Fund's then-current prospectus and statement of additional information and valuation procedures established by Buying Fund's Board of Trustees.

          (c) The value of the net assets of the Institutional Class shares of Selling Fund and the value of the Assets and the amount of the Liabilities of Selling Fund to be transferred to the Buying Fund pursuant to this Agreement shall be computed as of the Valuation Date, using the evaluation procedures set forth in Selling Fund's then-current prospectus and statement of additional information and valuation procedures established by Selling Fund's Board of Trustees.

          (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the Assets and Liabilities of Selling Fund and the net asset value per share of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

          (e) The number of Buying Fund Shares to be issued (including fractional shares, if any) in exchange for Selling Fund's Assets shall be determined by dividing the value of the net assets with respect to the Institutional Class shares of Selling Fund, determined using the same valuation procedures referred to Section 2.2(c), by the net asset value of a Buying Fund Share, determined in accordance with Section 2.2(b).

          SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for the Buying Fund Shares (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

          SECTION 2.4. Delivery.

          (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all Assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such Assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The Assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

          (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

          SECTION 2.5. Termination of Series and Cancellation of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, Seller shall cancel the issued and outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

          SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders of record, determined as of the Effective Time, shall be issued that number of full and fractional Buying Fund Shares having a net asset value equal to the net asset value of such shares of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buying Fund with respect to the Buying Fund Shares to be issued to Selling Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of Selling Fund Shareholders and backup withholding and nonresident alien withholding certifications, notices or records on file with respect to Selling Fund Shareholders. Seller shall also provide to the transfer agent of Buying Fund the AML Documentation and such other information as Buyer may reasonably request. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete. Buyer shall record on its books the ownership of the Buying Fund Shares by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

          SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities and other investments Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security and other investment to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security or other investment transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer of Buyer (or his or her designee) or Buying Fund Auditors upon reasonable request.

          SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be practical, prior to the Closing Date. Buying Fund shall not assume any liabilities of Selling Fund other than the Liabilities, including, without limitation, any liability for recoupment of advisory fees waived or expenses paid pursuant to that certain Expense Limitation Undertaking by and between Seller and Stein Roe.

                                   Article 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

          SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

          SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. To the best of its knowledge, Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

          SECTION 3.3. Financial Statements. The Selling Fund Financial Statements have been audited by Ernst & Young L.L.P, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") consistently applied, and such statements (copies of which have been furnished to Buying
     Fund) present fairly, in all material respects, the financial condition of Selling Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of Selling Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein.

          SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. There are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

          SECTION 3.5. Selling Fund Shares; Business Operations.

          (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

          (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person may acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at the public offering price in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

          (d) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

          SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

          SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

          SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder have been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any Assets or penalty or additional fee of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the Assets or business of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

          SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, registrations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          SECTION 3.11. No Actions, Suits or Proceedings.

          (a) To the knowledge of Seller, there is no pending action, suit or proceeding, nor has any litigation been overtly threatened in writing or, if probable of assertion, threatened orally against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

          (b) To the knowledge of Seller, there are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or threatened in writing or, if probable of assertion, threatened orally against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. To the knowledge of Seller, there are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any material investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed in the Seller Registration Statement.

          SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the Assets of Selling Fund, by which the Assets, business, or operations of Selling Fund may be bound or affected, or under which it or the Assets, business or operations of Selling Fund receives benefits, which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event (including the Reorganization) that, with the lapse of time or the giving of notice or both, would constitute such a default.

          SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all Assets, including properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

          SECTION 3.14. Taxes.

          (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended November 30, 2008 and substantially all of such investment company taxable income for the short taxable year beginning on December 1, 2008 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended November 30, 2008 and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

          (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

          SECTION 3.15. Benefit and Employment Obligations. Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person. Immediately after the Closing Date and as a result of the Closing, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

          SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

          SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

          SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

          SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the identity and tax status of Selling Fund Shareholders, the AML Documentation, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

          SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

          SECTION 3.22. Liabilities of Selling Fund. The Liabilities that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund.

          SECTION 3.23. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

          SECTION 3.24. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of the Liabilities) will be given in exchange for the Assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

          SECTION 3.25. Information Supplied by Seller. The information supplied by Seller regarding Seller or Selling Fund that is included or referenced in the Registration Statement on Form N-14 of Buyer contemplated by section 4.5(b) of this Agreement shall be true, accurate and complete in all respects.

                                    Article 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

          SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power, and authority to enter into this Agreement and perform its obligations hereunder.

          SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

          SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

          SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. No contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

          SECTION 4.5. Registration of Buying Fund Shares.

          (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

          (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

          (c) On the Closing Date, Buying Fund will have good and marketable title to Buying Fund's Assets, free of any liens or other encumbrances, except those liens or encumbrances incurred in the ordinary course of Buying fund's business or as to which Selling Fund has received notice and necessary documentation at or prior to the Closing;

          (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date, assuming the consummation of the Reorganization in accordance with this Agreement, will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at the public offering price in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

          (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that, with respect to information in the Combined Proxy Statement/Prospectus derived from information supplied by Seller or its agents, Buyer is relying on the accuracy of Seller's representation in Section 3.25 in making this representation.

          (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

          SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

          SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

          SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and
     (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

          SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          SECTION 4.11. No Actions, Suits or Proceedings.

          (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

          (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any material investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed in the Buying Fund Registration Statement.

          SECTION 4.12. Taxes.

          (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

          (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed, or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

          SECTION 4.13 Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

          SECTION 4.14 Representations Concerning the Reorganization.

          (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

          (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the Assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

          (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations.

          (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire, any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

          SECTION 4.15 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          SECTION 4.16 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of the Liabilities) will be given in exchange for the Assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the Assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund.

                                    Article 5

                                    COVENANTS

     SECTION 5.1 Conduct of Business.

          (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects.

          (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects.

          SECTION 5.2 Expenses. Invesco Aim shall bear the costs and expenses of Buyer and Buying Fund incurred in connection with the transactions contemplated by this Agreement and no costs or expenses of Seller or Selling Fund incurred in connection with the transactions contemplated by this Agreement shall be charged to or borne by Seller, Selling Fund, Buyer or Buying Fund.

          SECTION 5.3 Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

          SECTION 5.4 Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not limit or otherwise affect the remedies available hereunder to any party.

          SECTION 5.5 Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein, provided that nothing in this Section shall require Buyer to request a ruling from the Internal Revenue Service as to the federal tax consequences of the Reorganization. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

          SECTION 5.6 Submission of Agreement to Shareholders. Subject to the Registration Statement on Form N-14 becoming declared effective by the SEC, Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

          SECTION 5.7 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Closing Date, the Seller shall furnish the Buyer, in such form as is reasonably satisfactory to the Buyer, a statement of the earnings and profits and of any capital loss carryovers and other items of the Selling Fund for federal income tax purposes that will be carried over by the Buying Fund as a result of Sections 381 through 384 of the Code. Such statement will be reviewed by Selling Fund Auditors and certified by the Seller's Treasurer.

                                   Article 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

          SECTION 6.1 Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

          (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller and Selling Fund with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) The dividend or dividends described in the last sentence of
Section 3.14(a) shall have been declared and paid.

          (e) Buyer shall have received from Seller (1) the instructions, information and documentation described in Section 2.6 of this Agreement, (2) confirmations or other adequate evidence as to the tax basis and holding periods of the Assets of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement, (3) all FIN 48 work papers and supporting statements pertaining to the Selling Fund and (4) the tax books and records of the Selling Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

          (f) Seller shall have delivered to Buyer, on behalf of Buying Fund, Selling Fund's Statement of Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Seller.

          (g) Stein Roe shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Stein Roe pursuant to voluntary and contractual fee waiver or expense limitation commitments between Stein Roe and Selling Fund.

          (h) Buyer shall have received on the Closing Date an opinion of Dechert LLP, counsel to Seller and Selling Fund, dated as of the Closing Date, covering the following points:

               (i) The Agreement has been duly authorized by Seller, on behalf of the Selling Fund and, assuming due authorization, execution and delivery of the Agreement by Buyer, Buying Fund, Invesco Aim and Stein Roe, is a valid and binding obligation of Seller, on behalf of the Selling Fund enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          SECTION 6.2 Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

          (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

          (c) The Assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as Assets of Selling Fund held immediately prior to the Reorganization.

          (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

          (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

          (g) Selling Fund and Buying Fund shall have agreed on the number of full and fractional Buying Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.2.

          SECTION 6.3 Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

          (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) Seller shall have received on the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP, counsel to Buyer and the Buying Fund, dated as of the Closing Date, covering the following points:

               (i) The Buying Fund shares to be issued to the Selling Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Buyer; and

               (ii) The Agreement has been duly authorized by Buyer, on behalf of the Buying Fund and, assuming due authorization, execution and delivery of the Agreement by Seller, Selling Fund, Invesco Aim and Stein Roe, is a valid and binding obligation of Buyer, on behalf of the Buying Fund enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                                    Article 7

                            TERMINATION OF AGREEMENT

          SECTION 7.1 Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

          (a) by mutual written consent of Seller and Buyer; or

          (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

               (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

               (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 6.2(b); or

               (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

          SECTION 7.2 Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    Article 8

                                  MISCELLANEOUS

          SECTION 8.1 Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate two (2) years following the Closing Date. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of two (2) years following the Closing Date.

          SECTION 8.2 Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

          SECTION 8.3 Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

          SECTION 8.4 Obligations of Buyer and Seller.

          (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

          (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

          SECTION 8.5 Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer, provided that, Invesco Aim and/or Stein Roe must also execute such written instrument with respect to any amendment, alteration or modification that affects the representations or obligations of Invesco Aim and/or Stein Roe under this Agreement.

          SECTION 8.6 Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

          SECTION 8.7 Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

          SECTION 8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

          SECTION 8.9 Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

          SECTION 8.10 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

               (a)  If to Seller:

                    Atlantic Whitehall Funds Trust
                    [Address]
                    Attn: [Name]

                    with a copy to:

                    Dechert LLP
                    200 Clarendon Street, 27th Floor

                    Boston, MA 02116-5201
                    Attn: John V. O'Hanlon

               (b)  If to Buyer:

                    AIM Growth Series
                    11 Greenway Plaza, Suite 100
                    Houston, TX  77046-1173
                    Attn: John M. Zerr

                    with a copy to:

                    Stradley Ronon Stevens & Young, LLP
                    2600 One Commerce Square
                    Philadelphia, PA 19103-7098
                    Attn: E. Carolan Berkley

     SECTION 8.11 Representations by Investment Adviser.

          (a) In its capacity as investment adviser to Seller, Stein Roe represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of Stein Roe who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

          (b) In its capacity as investment adviser to Buyer, Invesco Aim represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of Invesco Aim who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

          SECTION 8.12 Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, Invesco Aim and Stein Roe, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of Buyer, Seller, Invesco Aim and Stein Roe.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        ATLANTIC WHITEHALL FUNDS TRUST, acting
                                        on behalf of ATLANTIC WHITEHALL MID-CAP
                                        GROWTH FUND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AIM GROWTH SERIES, acting on behalf of
                                        AIM MID CAP CORE EQUITY FUND

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO AIM ADVISORS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        STEIN ROE INVESTMENT COUNSEL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                           LIABILITIES OF SELLING FUND

[To be completed, if applicable]

                                  SCHEDULE 2.1

CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING FUND

         Classes of Shares of            Corresponding Class of Shares of
Atlantic Whitehall Mid-Cap Growth Fund      AIM Mid Cap Core Equity Fund
--------------------------------------   ---------------------------------
            (Selling Fund)                          (Buying Fund)
      Institutional Class Shares                   Class Y Shares

                                SCHEDULE 4.5 (A)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund

Class A
Class B
Class C
Class R
Class Y

Institutional Class

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account, as of the date of the transfer as defined in
Section 1.381(b)-1(b) of the Treasury Regulations, the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                                                    AIM MID CAP CORE EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------
                                                                    May 1, 2009

AIM Mid Cap Core Equity Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Y shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          1
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      5
Risks                                         6
DISCLOSURE OF PORTFOLIO HOLDINGS              7
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7
Advisor Compensation                          8
Portfolio Managers                            8
OTHER INFORMATION                             9
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 9
Dividends and Distributions                   9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. The portfolio management team seeks to construct a portfolio of companies that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations.

    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

    The fund employs a risk management strategy to reduce volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents.

    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk                Convertible Securities Risk    U.S. Government Obligations Risk    Leverage Risk
Equity Securities Risk     Interest Rate Risk             Market Capitalization Risk          Cash/Cash Equivalents Risk
Foreign Securities Risk    Credit Risk                    Derivatives Risk                    Management Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.

    To the extent the fund holds cash or cash equivalents rather than equity securities, it may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                                        ANNUAL
YEAR ENDED                                                                              TOTAL
DECEMBER 31                                                                            RETURNS
-----------                                                                            -------
1999................................................................................    37.13%
2000................................................................................    18.81%
2001................................................................................     0.52%
2002................................................................................   -11.09%
2003................................................................................    27.10%
2004................................................................................    13.82%
2005................................................................................     7.43%
2006................................................................................    11.11%
2007................................................................................     9.90%
2008................................................................................   -27.45%





    The Class A shares' year-to-date total return as of March 31, 2009 is -7.57%.

    During the periods shown in the bar chart, the highest quarterly return was 28.40% (quarter ended December 31, 1999) and the lowest quarterly return was -21.40% (quarter ended December 31, 2008).

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                      SINCE       INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    10 YEARS    INCEPTION(1)       DATE
------------------------------------------------------------------------------------------------------------------------------
Class A                                                                                                            06/09/87
  Return Before Taxes                                            (31.46)%    0.47%       6.60%          --
  Return After Taxes on Distributions                            (32.13)    (1.35)       4.77           --
  Return After Taxes on Distributions and Sale of Fund Shares    (19.72)     0.55        5.33           --
Class B                                                                                                            04/01/93
  Return Before Taxes                                            (31.35)     0.65        6.61           --
Class C                                                                                                            05/03/99
  Return Before Taxes                                            (28.65)     0.86          --         6.17%
Class R(2)                                                                                                         06/09/87(2)
  Return Before Taxes                                            (27.63)     1.36        7.00           --
Class Y(3)                                                                                                         06/09/87(3)
  Return Before Taxes                                            (27.45)     1.61        7.20           --
------------------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(4)                         (36.99)    (2.19)      (1.38)          --
Russell Midcap--Registered Trademark-- Index(4,5)                (41.46)    (0.71)       3.18           --
Lipper Mid-Cap Core Funds Index(4,6)                             (38.53)    (1.29)       3.20           --
------------------------------------------------------------------------------------------------------------------------------



After tax-returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C, R and Y shares will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for the one year and five year periods are the historical return of the fund's Class R shares. The return shown for the ten year period is the blended return of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the returns of the actual performance of the fund's Class Y shares since inception blended with the historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.
(4) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(5) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index, which represents approximately 30% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell 1000-- Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell Midcap--Registered Trademark-- Index and the Russell 1000-- Registered Trademark-- Index are trademarks/service marks of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(6) The Lipper Mid-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Core Funds category. These funds have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)             CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                     5.50%       None        None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)                 None(1)     5.00%       1.00%       None(1)     None
----------------------------------------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(3)
-------------------------------------------------------------------------------------------------------------------
Management Fees                                         0.69%       0.69%       0.69%       0.69%        0.69%

Distribution and/or Service (12b-1) Fees                0.25        1.00        1.00        0.50         None

Other Expenses                                          0.34        0.34        0.34        0.34         0.34

Acquired Fund Fees and Expenses                         0.03        0.03        0.03        0.03         0.03

Total Annual Fund Operating Expenses                    1.31        2.06        2.06        1.56         1.06

Fee Waiver(4)                                           0.03        0.03        0.03        0.03         0.03

Net Annual Fund Operating Expenses                      1.28        2.03        2.03        1.53         1.03
-------------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)".
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(4) Invesco Aim contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.03% for the year ended December 31, 2008.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v)   incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------
Class A                                     $673           $940          $1,226         $2,040
Class B                                      706            943           1,306          2,195(1)
Class C                                      306            643           1,106          2,387
Class R                                      156            490             847          1,854
Class Y                                      105            334             582          1,291
---------------------------------------------------------------------------------------------------


                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------


    You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------
Class A                                     $673           $940          $1,226         $2,040
Class B                                      206            643           1,106          2,195(1)
Class C                                      206            643           1,106          2,387
Class R                                      156            490             847          1,854
Class Y                                      105            334             582          1,291
---------------------------------------------------------------------------------------------------



(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.28%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (1.98%)       1.63%        5.38%        9.27%       13.30%
End of Year Balance                     $9,801.54   $10,163.22   $10,538.24   $10,927.10   $11,330.31
Estimated Annual Expenses               $  673.21   $   130.77   $   135.59   $   140.60   $   145.79
-----------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            17.48%       21.82%       26.31%       30.98%       35.81%
End of Year Balance                     $11,748.40   $12,181.91   $12,631.43   $13,097.53   $13,580.83
Estimated Annual Expenses               $   151.17   $   156.74   $   162.53   $   168.52   $   174.74
---------------------------------------------------------------------------------------------------------




CLASS A (WITHOUT MAXIMUM  SALES
CHARGE)                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.28%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.72%        7.55%       11.52%       15.63%       19.90%
End of Year Balance                     $10,372.00   $10,754.73   $11,151.58   $11,563.07   $11,989.75
Estimated Annual Expenses               $   130.38   $   138.38   $   143.49   $   148.78   $   154.27
------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM  SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.32%       28.91%       33.67%       38.60%       43.71%
End of Year Balance                     $12,432.17   $12,890.92   $13,366.59   $13,859.82   $14,371.24
Estimated Annual Expenses               $   159.96   $   165.87   $   171.99   $   178.33   $   184.91
---------------------------------------------------------------------------------------------------------




CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.03%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             2.97%        6.00%        9.11%       12.32%       15.62%
End of Year Balance                     $10,297.00   $10,599.73   $10,911.36   $11,232.16   $11,562.38
Estimated Annual Expenses               $   206.01   $   215.24   $   221.56   $   228.08   $   234.78
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.06%        2.06%        2.06%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.02%       22.52%       26.12%       30.78%       35.60%
End of Year Balance                     $11,902.32   $12,252.25   $12,612.46   $13,077.86   $13,560.43
Estimated Annual Expenses               $   241.69   $   248.79   $   256.11   $   168.27   $   174.48
---------------------------------------------------------------------------------------------------------




CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.03%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             2.97%        6.00%        9.11%       12.32%       15.62%
End of Year Balance                     $10,297.00   $10,599.73   $10,911.36   $11,232.16   $11,562.38
Estimated Annual Expenses               $   206.01   $   215.24   $   221.56   $   228.08   $   234.78
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.06%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.02%       22.52%       26.12%       29.83%       33.65%
End of Year Balance                     $11,902.32   $12,252.25   $12,612.46   $12,983.27   $13,364.98
Estimated Annual Expenses               $   241.69   $   248.79   $   256.11   $   263.64   $   271.39
---------------------------------------------------------------------------------------------------------


                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

CLASS R                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.53%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.47%        7.03%       10.71%       14.52%       18.46%
End of Year Balance                     $10,347.00   $10,702.94   $11,071.12   $11,451.96   $11,845.91
Estimated Annual Expenses               $   155.65   $   164.19   $   169.84   $   175.68   $   181.72
------------------------------------------------------------------------------------------------------

CLASS R                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.56%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            22.53%       26.75%       31.11%       35.62%       40.28%
End of Year Balance                     $12,253.41   $12,674.93   $13,110.95   $13,561.96   $14,028.49
Estimated Annual Expenses               $   187.97   $   194.44   $   201.13   $   208.05   $   215.21
---------------------------------------------------------------------------------------------------------




CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.03%        1.06%        1.06%        1.06%        1.06%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.97%        8.07%       12.32%       16.75%       21.35%
End of Year Balance                     $10,397.00   $10,806.64   $11,232.42   $11,674.98   $12,134.98
Estimated Annual Expenses               $   105.04   $   112.38   $   116.81   $   121.41   $   126.19
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.06%        1.06%        1.06%        1.06%        1.06%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.13%       31.10%       36.27%       41.63%       47.22%
End of Year Balance                     $12,613.09   $13,110.05   $13,626.59   $14,163.47   $14,721.51
Estimated Annual Expenses               $   131.16   $   136.33   $   141.70   $   147.29   $   153.09
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund's direct investments. Synthetic and derivative instruments that the fund may invest in may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund's portfolio.

    The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap-- Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.

    In selecting securities for the fund, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital
(ROIC). The process they use to identify potential investments for the fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates a company's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine a company's competitive positioning by identifying key drivers of the company, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate a company's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of the research process, the portfolio managers will generally invest in a company when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation. The portfolio managers consider selling a stock when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

    The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest up to 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges. The fund may invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

    The fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-size companies are more volatile than those of large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    U.S. Government Obligations Risk--The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.

    Derivatives Risk--Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase or sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the fund is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the fund's leverage strategy will be successful.

    Cash/Cash Equivalents Risk--To the extent the fund holds cash or cash equivalents rather than equity securities, the fund may not achieve its investment objective and it may under perform its peer group and benchmark index, particularly during periods of strong market performance.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives. The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended December 31, 2008, the advisor received compensation of 0.67% of average daily net assets, after fee waivers.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment-sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the six-month period ended June 30.

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

- Ronald Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with Invesco Aim and/or its affiliates since 1998. As the lead manager, Mr. Sloan generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sloan may perform these functions, and the nature of these functions, may change from time to time.

- Brian Nelson, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, Mr. Nelson was a senior telecommunications analyst for RCM Global Investors.

- Douglas Asiello, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Aim and/or its affiliates since 2001.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Mid Cap Core Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects, based on its investment objective and strategies, that its income will consist of both ordinary income and capital gains.

DIVIDENDS

The fund generally declares and pays dividends from net investment income, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Due to the 2008-2009 economic downturn, many funds have experienced capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the fund may experience a current year loss, it may nonetheless distribute prior year capital gains. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                          ----------------------------
                          AIM MID CAP CORE EQUITY FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          $23.63     $ 0.17(c)     $(6.69)      $(6.52)     $(0.18)       $(0.82)        $(1.00)      $16.11
Year ended 12/31/07           26.08       0.32          2.23         2.55       (0.36)        (4.64)         (5.00)       23.63
Year ended 12/31/06           28.57       0.25          2.97         3.22       (0.22)        (5.49)         (5.71)       26.08
Year ended 12/31/05           28.64       0.06(c)       2.08         2.14          --         (2.21)         (2.21)       28.57
Year ended 12/31/04           26.92      (0.01)(c)      3.71         3.70          --         (1.98)         (1.98)       28.64
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08           19.59       0.01(c)      (5.52)       (5.51)      (0.04)        (0.82)         (0.86)       13.22
Year ended 12/31/07           22.39       0.08          1.91         1.99       (0.15)        (4.64)         (4.79)       19.59
Year ended 12/31/06           25.23      (0.02)         2.67         2.65          --         (5.49)         (5.49)       22.39
Year ended 12/31/05           25.73      (0.14)(c)      1.85         1.71          --         (2.21)         (2.21)       25.23
Year ended 12/31/04           24.54      (0.19)(c)      3.36         3.17          --         (1.98)         (1.98)       25.73
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08           19.55       0.01(c)      (5.51)       (5.50)      (0.04)        (0.82)         (0.86)       13.19
Year ended 12/31/07           22.35       0.08          1.91         1.99       (0.15)        (4.64)         (4.79)       19.55
Year ended 12/31/06           25.20      (0.02)         2.66         2.64          --         (5.49)         (5.49)       22.35
Year ended 12/31/05           25.70      (0.14)(c)      1.85         1.71          --         (2.21)         (2.21)       25.20
Year ended 12/31/04           24.51      (0.19)(c)      3.36         3.17          --         (1.98)         (1.98)       25.70
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08           23.40       0.11(c)      (6.61)       (6.50)      (0.12)        (0.82)         (0.94)       15.96
Year ended 12/31/07           25.88       0.22          2.23         2.45       (0.29)        (4.64)         (4.93)       23.40
Year ended 12/31/06           28.38       0.14          2.98         3.12       (0.13)        (5.49)         (5.62)       25.88
Year ended 12/31/05           28.54      (0.01)(c)      2.06         2.05          --         (2.21)         (2.21)       28.38
Year ended 12/31/04           26.89      (0.07)(c)      3.70         3.63          --         (1.98)         (1.98)       28.54
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)        20.44       0.04(c)      (3.37)       (3.33)      (0.19)        (0.82)         (1.01)       16.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                            RATIO OF          RATIO OF
                                                            EXPENSES          EXPENSES
                                                           TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                           NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                          NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL       END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(a)    (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 12/31/08          (27.45)%     $  879,531          1.25%(d)          1.28%(d)        0.79%(d)       60%
Year ended 12/31/07            9.90        1,280,918          1.21              1.22            0.97           49
Year ended 12/31/06           11.11        1,556,658          1.28              1.28            0.65           51
Year ended 12/31/05            7.43        2,186,823          1.27              1.32            0.23           61
Year ended 12/31/04           13.82        2,552,041          1.30              1.40           (0.02)          56
---------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 12/31/08          (27.97)         197,599          2.00(d)           2.03(d)         0.04(d)        60
Year ended 12/31/07            9.03          394,916          1.96              1.97            0.22           49
Year ended 12/31/06           10.32          492,311          2.03              2.03           (0.10)          51
Year ended 12/31/05            6.59          609,073          2.02              2.02           (0.52)          61
Year ended 12/31/04           13.00          702,361          2.04              2.05           (0.76)          56
---------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 12/31/08          (27.98)         115,735          2.00(d)           2.03(d)         0.04(d)        60
Year ended 12/31/07            9.05          182,444          1.96              1.97            0.22           49
Year ended 12/31/06           10.29          219,435          2.03              2.03           (0.10)          51
Year ended 12/31/05            6.60          286,025          2.02              2.02           (0.52)          61
Year ended 12/31/04           13.01          324,873          2.04              2.05           (0.76)          56
---------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 12/31/08          (27.63)          49,456          1.50(d)           1.53(d)         0.54(d)        60
Year ended 12/31/07            9.59           70,940          1.46              1.47            0.71           49
Year ended 12/31/06           10.83           72,308          1.53              1.53            0.40           51
Year ended 12/31/05            7.14           85,631          1.52              1.52           (0.02)          61
Year ended 12/31/04           13.57           61,303          1.54              1.55           (0.26)          56
---------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 12/31/08(e)       (16.12)           2,349          1.06(d)(f)        1.09(d)(f)      0.98(d)(f)     60
_____________________________________________________________________________________________________________________
=====================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)    Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $1,089,253, $303,996, $151,887, $62,496 and $2,105 for Class A, Class B,
       Class C, Class R and Class Y shares, respectively.
(e)    Commencement date of October 3, 2008
(f)    Annualized.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offers multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

                                                                                                                         INVESTOR
    CLASS A            CLASS A3              CLASS B             CLASS C            CLASS R            CLASS Y            CLASS
----------------   ----------------   --------------------   ---------------    ---------------   -----------------   --------------
-   Initial        -   No initial     -   No initial         -   No initial     -   No initial    -   No initial      -   No
    sales charge       sales charge       sales                  sales              sales             sales               initial
    which may be                          charge                 charge             charge            charge              sales
    waived or                                                                                                             charge
    reduced

-   Contingent     -   No             -   Contingent         -   Contingent     -   Contingent    -   No              -   No
    deferred           contingent         deferred               deferred           deferred          contingent          contingent
    sales charge       deferred           sales                  sales              sales             deferred            deferred
    on certain         sales charge       charge on              charge on          charge on         sales               sales
    redemptions                           redemptions            redemptions        certain           charge              charge
                                          within six             within one         redemptions
                                          years                  year(3)

-   12b-1 fee of   -   12b-1 fee      -   12b-1 fee          -   12b-1 fee      -   12b-1 fee     -   No 12b-1        -   12b-1 fee
    0.25%(1)           of 0.25%           of 1.00%               of 1.00%(4)        of 0.50%          fee                 of
                                                                                                                          0.25%(1)

                   -   Does not       -   Converts           -   Does not       -   Does not      -   Does not        -   Does not
                       convert to         to Class A             convert to         convert to        convert to          convert to
                       Class A            shares on              Class A            Class A           Class A             Class A
                       shares             or about               shares             shares            shares              shares
                                          the end of
                                          the month
                                          which is
                                          at least
                                          eight
                                          years
                                          after the
                                          date on
                                          which
                                          shares
                                          were
                                          purchased
                                          along with
                                          a pro rata
                                          portion of
                                          reinvested
                                          dividends
                                          and
                                          distributions(2)

-   Generally      -   Available      -   Available          -   Generally      -   Generally,    -   Generally,      -   Generally
    more               only for a         only to                more               available         available           closed to
    appropriate        limited            investors              appropriate        only to           only to             new
    for                number of          with a                 for                employee          investors           investors
    long-term          funds              total                  short-term         benefit           who
    investors                             account                investors          plans             purchase
                                          balance                                                     through
                                          less than          -   Purchase                             fee-based
                                          $100,000.              orders                               advisory
                                          The total              limited to                           accounts
                                          account                amounts                              with an
                                          value for              less than                            approved
                                          this                   $1,000,000                           financial
                                          purpose                                                     intermediary
                                          includes                                                    or to any
                                          all                                                         current,
                                          accounts                                                    former or
                                          eligible                                                    retired
                                          for Rights                                                  trustee,
                                          of                                                          director,
                                          Accumulation.                                               officer or
                                                                                                      employee
                                                                                                      (or
                                                                                                      immediate
                                                                                                      family
                                                                                                      member of
                                                                                                      a current,
                                                                                                      former or
                                                                                                      retired
                                                                                                      trustee,
                                                                                                      director,
                                                                                                      officer or
                                                                                                      employee)
                                                                                                      of any AIM
                                                                                                      Fund or of
                                                                                                      Invesco
                                                                                                      Ltd. or
                                                                                                      any of its
                                                                                                      subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

MCF -- 04/09

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ----------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000        5.50%          5.82%
$ 25,000 but less than $   50,000        5.25           5.54
$ 50,000 but less than $  100,000        4.75           4.99
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ----------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000        4.75%          4.99%
$ 50,000 but less than $  100,000        4.00           4.17
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ----------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%          1.01%
$100,000 but less than $  250,000        0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ----------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested only into Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                            5%        1%
Second                           4      None
Third                            3      None
Fourth                           3      None
Fifth                            2      None
Sixth                            1      None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                    INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                          PER FUND               PER FUND
---------------                                                     ------------------   ----------------------
Asset or fee-based accounts managed by your financial advisor              None                   None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans          None                   None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor
   is purchasing shares through a systematic purchase plan                $   25                   $25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                                   50                    50
IRAs, Roth IRAs and Coverdell ESAs                                           250                    25
All other accounts                                                         1,000                    50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                              OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                              ------------------                                   --------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from your
                              the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                              Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                              77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                              following types of payments: Credit Card Checks,     Checks, and Cash*.
                              Third Party Checks, and Cash*.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a reference
                              agent. Call the transfer agent at (800) 959-4246     number. Then, use the wire instructions provided
                              to receive a reference number. Then, use the wire    below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim Investment
                              Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option on
                              described above.                                     your completed account application or complete a
                                                                                   Systematic Options and Bank Information Form.
                                                                                   Mail the application or form to the transfer
                                                                                   agent. Once the transfer agent has received the
                                                                                   form, call the transfer agent at the number below
                                                                                   to place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
                              described above.                                     Line at 1-800-246-5463. You may place your order
                                                                                   after you have provided the bank instructions
                                                                                   that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com. The
                              described above.                                     proper bank instructions must have been provided
                                                                                   on your account. You may not purchase shares in
                                                                                   retirement accounts on the internet.

* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your
or Other Intermediary         retirement plan administrator).

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption
                                   privilege.

                              You may, in limited circumstances, initiate a redemption from an
                              Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at
                              1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Mid Cap Core Equity Fund
  SEC 1940 Act file number: 811-02699
------------------------------------------------------

invescoaim.com  MCCE-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                     PART B

                          AIM Mid Cap Core Equity Fund,
                                 a Portfolio of
                                AIM Growth Series
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                                 (800) 959-4246

                       STATEMENT OF ADDITIONAL INFORMATION
                                 [______, 2009]

                     (September 14, 2009 Special Meeting of
             Shareholders of Atlantic Whitehall Mid-Cap Growth Fund)

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated [_______, 2009] (the "Proxy Statement/Prospectus") of the AIM Mid Cap Core Equity Fund relating specifically to the Special Meetings of Shareholders of the Atlantic Whitehall Mid-Cap Growth Fund to be held on September 14, 2009. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy
Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information .....................................................      3
Incorporation by Reference ..............................................      3
Pro Forma Financial Statements ..........................................      4

                               GENERAL INFORMATION

     This Statement of Additional Information and the Proxy Statement/Prospectus are related to the acquisition of all of the assets of the Atlantic Whitehall Mid-Cap Growth Fund, a series of Atlantic Whitehall Funds Trust, by the AIM Mid Cap Core Equity Fund, a series of AIM Growth Series, and the assumption by the AIM Mid Cap Core Equity Fund of the accrued liabilities of the Atlantic Whitehall Mid-Cap Growth Fund. Such assets are proposed to be exchanged for Class Y shares of the AIM Mid Cap Core Equity Fund having an aggregate value equal to the net asset value of the Atlantic Whitehall Mid-Cap Growth Fund's Institutional Class shares on the Valuation Date. At the Closing, the AIM Mid Cap Core Equity Fund will distribute shares to each holder of the Atlantic Whitehall Mid-Cap Growth Fund shares in an amount equal in value to the shareholder's Atlantic Whitehall Mid-Cap Growth Fund shares as of the Valuation Date in complete liquidation of the Atlantic Whitehall Mid-Cap Growth Fund.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information incorporates by reference the following documents:

1. Statement of Additional Information dated April 1, 2009, for Atlantic Whitehall Funds Trust with respect to the Atlantic Whitehall Mid-Cap Growth Fund (previously filed on EDGAR, Accession No. 0000950144-09-002607).

2. The audited financial statements and related report of the independent public accounting firm included in Atlantic Whitehall Funds Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2008, with respect to the Atlantic Whitehall Mid-Cap Growth Fund (previously filed on EDGAR, Accession No. 0000935069-09-000251). No other parts of the Annual Report are incorporated herein by reference.

3. [The unaudited financial statements included in Atlantic Whitehall Funds Trust's Semi-Annual Report to Shareholders for the fiscal period ended May 31, 2009, with respect to the Atlantic Whitehall Mid-Cap Growth Fund (previously filed on EDGAR, Accession No._________). No other parts of the Semi-Annual Report are incorporated herein by reference.]

4. Statement of Additional Information dated May 1, 2009, for AIM Growth Series with respect to the AIM Mid Cap Core Equity Fund (previously filed on EDGAR, Accession No. 0000950129-09-001341).

5. The audited financial statements and related report of the independent public accounting firm included in AIM Growth Series' Annual Report to Shareholders for the fiscal year ended December 31, 2008, with respect to the AIM Mid Cap Core Equity Fund (previously filed on EDGAR, Accession No. 0000950129-09-000795). No other parts of the Annual Report are incorporated herein by reference.

                         PRO FORMA FINANCIAL STATEMENTS

          PRO FORMA FINANCIAL INFORMATION HAS NOT BEEN PREPARED FOR THE REORGANIZATION OF THE ATLANTIC WHITEHALL MID-CAP GROWTH FUND INTO THE AIM MID CAP CORE EQUITY FUND BECAUSE, AS OF MAY 31, 2009, THE ATLANTIC WHITEHALL MID-CAP GROWTH FUND'S NET ASSET VALUE DOES NOT EXCEED TEN PERCENT OF THE AIM MID CAP CORE EQUITY FUND'S NET ASSET VALUE.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 16(1) and (2) below. Under the Amended and Restated Agreement and Declaration of Trust effective as of September 14, 2005, as amended, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust Act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Aim provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco Aim or any of its officers, directors or employees, that Invesco Aim shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco Aim to any series of the Registrant shall not automatically impart liability on the part of Invesco Aim to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Section 9 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (now known as Invesco Trimark Ltd.) (each a "Sub-Advisor", collectively the "Sub-Advisors") provides that the Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the

     Sub-Advisor in the performance by the Sub-Advisor of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Item 16. Exhibits

(1)(a)    -    (1) Amended and Restated Agreement and Declaration of Trust of
               Registrant, dated September 14, 2005, incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on
               October 28, 2005.

         - (2) Amendment No. 1, dated October 27, 2005, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005, incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on on November 1, 2005.

         - (3) Amendment No. 2, dated May 24, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005, incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on on November 13, 2006.

         - (4) Amendment No. 3, dated July 5, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005, incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on on November 13, 2006.

         - (5) Amendment No. 4, dated November 8, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005, incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (6) Amendment No. 5, dated May 1, 2008, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005, incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (7) Amendment No. 6, dated June 19, 2008, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005, incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

(2)(a)   -     (1) Amended and Restated Bylaws of Registrant, adopted
               effective September 14, 2005, incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on on October 28,
               2005.

         - (2) Amendment No. 1, dated August 1, 2006, to the Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005, incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (3) Amendment No. 2, dated March 23, 2007, to the Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005, incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (4) Amendment No. 3, dated January 1, 2008, to the Amended and Restated Bylaws of Registrant, adopted effective September 14, 2005, incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

(3)      -     Voting Trust Agreements - None

(4)      -     Agreement and Plan of Reorganization by and among the
               Registrant on behalf of Atlantic Whitehall Mid Cap Growth Fund and AIM Mid Cap Core Equity Fund, is attached as Appendix I to the Combined Proxy Statement Prospectus relating to Atlantic
               Whitehall Mid Cap Growth Fund contained in this Registration
               Statement.

(5)      -     Articles II, VI, VII, VIII and IX of Registrant's Amended and
               Restated Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, define rights of holders of shares.

(6)(a)   -     (1) Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

         - (2) Amendment No. 1, dated September 11, 2000, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

         - (3) Amendment No. 2, dated September 1, 2001, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 51 on Form N-1A, filed on April 26, 2002.

         - (4) Amendment No. 3, dated July 1, 2002, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 53 on Form N-1A, filed on April 24, 2003.

         - (5) Amendment No. 4, dated September 23, 2002, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 53 on Form N-1A, filed on April 24, 2003.

         - (6) Amendment No. 5, dated November 4, 2003, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

         - (7) Amendment No. 6, dated March 31, 2004, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

         - (8) Amendment No. 7, dated April 30, 2004, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

         - (9) Amendment No. 8, dated April 29, 2005, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

         - (10) Amendment No. 9, dated October 31, 2005, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

         - (11) Amendment No. 10, dated January 31, 2007, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (12) Amendment No. 11, dated July 1, 2007, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

    b    -     Master Intergroup Sub-Advisory Contract for Mutual Funds, dated
               May 1, 2008 between Invesco Aim Advisors, Inc. on behalf of
               Registrant, and each of, Invesco Asset Management Deutschland
               GmbH, Invesco Asset Management Ltd., Invesco Asset Management
               (Japan) Limited, Invesco Australia Limited, Invesco Global Asset
               Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco
               Institutional (N.A.), Inc., Invesco Senior Secured Management,
               Inc. and AIM Funds Management Inc. (now known as Invesco Trimark
               Ltd., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

(7)(a)   -     (1) First Restated Master Distribution Agreement, made as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (2) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (3) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (4) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (5) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (6) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

         - (7) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

         - (8) Amendment No. 7, dated December 20, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

         - (9) Amendment No. 8, dated April 28, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (10) Amendment No. 9, dated April 30, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (11) Amendment No. 10, dated May 1, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (12) Amendment No. 11, dated July 24, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (13) Amendment No. 12, dated October 3, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 70 on Form N-1A, filed on April 28, 2009.

         - (14) Amendment No. 13, dated June 2, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., is filed herewith electronically.

         - (15) Amendment No. 14, dated May 29, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco Aim Distributors, Inc., is filed herewith electronically.

   (b)   -     (1) First Restated Master Distribution Agreement, made as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (2) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (3) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (4) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

          - (5) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B Shares) and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

          - (6) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

          - (7) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

          - (8) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

          - (9) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc., is filed herewith electronically.

          - (10) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc., is filed herewith electronically.

   (c)    -    Form of Selected Dealer Agreement for Investment Companies
               Managed by Invesco Aim Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 70 on Form N-1A, filed on April
               28, 2009.

   (d)    -    Form of Bank Selling Group Agreement between Invesco Aim
               Distributors, Inc. and banks, incorporated herein by reference to Registrant's PEA No. 70 on Form N-1A, filed on April 28, 2009.

(8)(a)    -    Form of AIM Funds Retirement Plan for Eligible
               Directors/Trustees, as restated January 1, 2008, incorporated herein by reference to Registrant's PEA No. 70 on Form N-1A, filed on April 28, 2009.

   (b)    -    Form of AIM Funds Trustee Deferred Compensation Agreement, as
               amended January 1, 2008, incorporated herein by reference to Registrant's PEA No. 70 on Form N-1A, filed on April 28, 2009.

(9)(a)    -    (1) Master Custodian Contract, dated May 1, 2000, between
               State Street Bank and Trust Company and Registrant, incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

         - (2) Amendment No. 1 dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant, incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

         - (3) Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant, incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

         - (4) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant, incorporated herein by reference to Registrant's PEA No. 51 on Form N-1A, filed on April 26, 2002.

         - (5) Amendment, dated September 8, 2004, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant, incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

         - (6) Amendment, dated February 8, 2006, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant, incorporated herein by reference to Registrant's PEA No. 63 on Form N-1A, filed on February 23, 2006.

         - (7) Amendment, dated January 31, 2007, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant, incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

   (b)   -     (1) Subcustodian Agreement, dated September 9, 1994, among the
               Registrant, Texas Commerce Bank National Association, State
               Street Bank and Trust Company and A I M Fund Services, Inc., incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

         - (2) Amendment No 1, dated October 2, 1998, to Subcustodian Agreement among the Registrant, Texas Commerce Bank National Association now known as Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc., incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

         - (3) Amendment No. 2, dated March 15, 2002, to Subcustodian Agreement among the Registrant, JP Morgan Chase Bank (formerly Chase Bank of Texas, N.A., and formerly Texas Commerce Bank National Association), State Street Bank and Trust Company and A I M Fund Services, Inc., incorporated herein by reference to Registrant's PEA No. 53 on Form N-1A, filed on April 24, 2003.

         - (4) Amendment No. 3, dated May 1, 2004, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, JPMorgan Chase Bank (formerly Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.), incorporated herein by reference to Registrant's PEA No. 63 on Form N-1A, filed on February 23, 2006.

   (c)   -     Subcustodian Agreement, dated January 20, 1993, between State
               Street Bank and Trust Company and The Bank of New York, incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

   (d)   -     Foreign Assets Delegation Agreement, dated November 6, 2006, between Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

(10)(a)  -     (1) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class A Shares), incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on
               November 13, 2006.

         - (2) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (3) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (4) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (5) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A Shares), incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

         - (6) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (7) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (8) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (9) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), is filed herewith electronically.

         - (10) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares), is filed herewith electronically.

   (b)   -     (1) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class B Shares) (Securitization Feature), incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (2) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares)(Securitization Feature), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (3) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares)(Securitization Feature), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (4) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares)(Securitization Feature), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (5) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B Shares) (Securitization Feature), incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

         - (6) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B shares) (Securitization Feature), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (7) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B shares) (Securitization Feature), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (8) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B shares) (Securitization Feature), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (9) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B shares) (Securitization Feature), filed herewith electronically.

         - (10) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B shares) (Securitization Feature), filed herewith electronically.

   (c)   -     (1) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class C Shares), incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on
               November 13, 2006.

         - (2) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (3) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (4) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (5) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C Shares), incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

         - (6) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (7) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (8) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (9) Amendment No. 8, dated May 29, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares), filed herewith electronically.

         - (10) Amendment No. 9, dated June 2, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares), filed herewith electronically.

   (d)   -     (1) First Restated Master Distribution Plan, effective as of
               August 18, 2003, as subsequently amended, and as restated
               September 20, 2006 (Class R Shares), incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on
               November 13, 2006.

         - (2) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (3) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R Shares), incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

         - (4) Amendment No. 3, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (5) Amendment No. 4, dated May 29, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R shares), filed herewith electronically.

         - (6) Amendment No. 5, dated June 2, 2009, to the First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R shares), filed herewith electronically.

   (e)   -     (1) First Restated Master Distribution Plan, effective as of
               July 1, 2004, as subsequently amended, and as restated September
               20, 2006 (Reimbursement) (Investor Class Shares), incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (2) Amendment No. 1, dated April 30, 2008, to the First Restated Master Distribution Plan, effective as of July 1, 2004, as subsequently amended, and as restated September 20, 2006 (Reimbursement) (Investor Class Shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

   (f)   -     Master Related Agreement to First Restated Master Distribution
               Plan (Class A Shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23,
               2008.

   (g)   -     Master Related Agreement to First Restated Master Distribution
               Plan (Class C Shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23,
               2008.

   (h)   -     Master Related Agreement to First Restated Master Distribution
               Plan (Class R Shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23,
               2008.

   (i)   -     Master Related Agreement to First Restated Master Distribution
               Plan (Reimbursement) (Investor Class Shares), incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

   (j)   -     Fourteenth Amended and Restated Multiple Class Plan of The AIM
               Family of Funds(R) effective December 12, 2001, as amended and restated effective October 3, 2008, incorporated herein by reference to Registrant's PEA No. 70 on Form N-1A, filed on April
               28, 2009.

(11)     -     Opinion of Counsel and Consent of Counsel that shares will be validly issued, fully paid and non-assessable (Stradley Ronon
               Stephens & Young, LLP), is filed herewith electronically.

(12)     -     Opinion and Consent of Counsel with respect to certain tax consequences (Stradley Ronon Stephens & Young, LLP), will be filed as part of a Post-Effective Amendment to a Registration
               Statement on Form N-1A.

(13)(a)  -     (1) Third Amended and Restated Transfer Agency and Service
               Agreement, dated July 1, 2006, between Registrant and AIM
               Investment Services, Inc., incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (2) Amendment No. 1, dated July 1, 2007, to the Third Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2006, between Registrant and AIM Investment Services, Inc., incorporated herein by reference to Registrant's PEA No. 67 on Form N-1A, filed on February 11, 2008.

         - (3) Amendment No. 2, dated October 3, 2008, to the Third Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2006, between Registrant and Invesco Aim Investment Services, Inc., incorporated herein by reference to Registrant's PEA No. 70 on Form N-1A, filed on April 28, 2009.

   (b)   -     (1) Second Amended and Restated Master Administrative Services
               Agreement, dated July 1, 2006, between Registrant and A I M
               Advisors, Inc., incorporated herein by reference to Registrant's
               PEA No. 65 on Form N-1A, filed on November 13, 2006.

         - (2) Amendment No. 1, dated January 31, 2007, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 66 on Form N-1A, filed on April 26, 2007.

   (c)   -     (1) Fourth Amended and Restated Memorandum of Agreement, dated
               July 1, 2008, between Registrant and Invesco Aim Advisors, Inc.
               regarding Securities Lending Waiver with respect to all Funds, incorporated herein by reference to Registrant's PEA No. 69 on Form N-1A, filed on September 23, 2008.

         - (2) Fourth Amended and Restated Memorandum of Agreement, dated May 29, 2009, between Registrant and Invesco Aim Advisors, Inc. regarding Securities Lending Waiver with respect to all Funds, is filed herewith electronically.

   (d)   -     (Memorandum of Agreement, dated June 2, 2009 regarding expense limitations, between Registrant on behalf of all funds and Invesco Aim Advisors, Inc., is filed herewith electronically.

   (e)   -     Memorandum of Agreement, regarding Affiliated Money Market Fund
               Waiver, dated June 2, 2009, between Registrant and Invesco Aim
               Advisors, Inc., is filed herewith electronically.

   (f)   -     Third Amended and Restated Interfund Loan Agreement, dated
               December 30, 2005, between Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 65 on Form N-1A, filed on November 13, 2006.

   (g)   -     Expense Reimbursement Agreement Related to DST Transfer Agent
               System Conversion dated June 30, 2003 incorporated by reference to Registrant's PEA No. 79 on Form N-1A, filed on March 1, 2004.

(14)(a)  -     Consent of PricewaterhouseCoopers LLP is filed herewith.

(14)(b)  -     Consent of Ernst & Young, LLP is filed herewith.

(15)     -     Omitted Financial Statements - None.

(16)     -     Powers of Attorney regarding the reorganization of Atlantic
               Whitehall Mid-Cap Growth Fund with and into AIM Mid Cap Core
               Equity Fund for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
               Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and
               Taylor is filed herewith.

(17)     -     Form of Proxy relating to the Special Meeting of Shareholders of Atlantic Whitehall Mid-Cap Growth Fund is filed herewith electronically.

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 230.145C], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filled under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant undertakes to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, Texas on the 26th day of June, 2009.

                                        REGISTRANT: AIM GROWTH SERIES


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURES                            TITLE                    DATE
-------------------------------------   -----------------------------   -------------


/s/ Philip A. Taylor                         Trustee & President        June 26, 2009
-------------------------------------   (Principal Executive Officer)
(Philip A. Taylor)


/s/ Bob R. Baker*                                  Trustee              June 26, 2009
-------------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                               Trustee              June 26, 2009
-------------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                                Trustee              June 26, 2009
-------------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                         Chair & Trustee          June 26, 2009
-------------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                              Trustee              June 26, 2009
-------------------------------------
(Albert R. Dowden)


/s/ Jack M. Fields*                                Trustee              June 26, 2009
-------------------------------------
(Jack M. Fields)


/s/ Martin L. Flanagan*                            Trustee              June 26, 2009
-------------------------------------
(Martin L. Flanagan)


/s/ Carl Frischling*                               Trustee              June 26, 2009
-------------------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                            Trustee              June 26, 2009
-------------------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                              Trustee              June 26, 2009
-------------------------------------
(Lewis F. Pennock)


/s/ Larry Soll*                                    Trustee              June 26, 2009
-------------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                          Trustee              June 26, 2009
-------------------------------------
(Raymond Stickel, Jr.)



/s/ Sheri Morris                          Vice President & Treasurer    June 26, 2009
-------------------------------------      (Principal Financial and
(Sheri Morris)                               Accounting Officer)


*By /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney dated June 17, 2009, filed herewith.

                                      INDEX

Exhibit
Number      Description
-------     -----------
7(a)(14)    Amendment No. 13, dated May 29, 2009, to the First Restated Master
            Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between
            Registrant (all classes of shares except Class B shares) and Invesco
            Aim Distributors, Inc.

7(a)(15)    Amendment No. 14, dated June 2, 2009, to the First Restated Master
            Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and Invesco
            Aim Distributors, Inc.

7(b)(9)     Amendment No. 8, dated May 29, 2009, to the First Restated Master
            Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc.

7(b)(10)    Amendment No. 9, dated June 2, 2009, to the First Restated Master
            Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and Invesco Aim Distributors, Inc.

10(a)(9)    Amendment No. 8, dated May 29, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares)

10(a)(10)   Amendment No. 9, dated June 2, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares)

10(b)(9)    Amendment No. 8, dated May 29, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B shares)
            (Securitization Feature)

10(b)(10)   Amendment No. 9, dated June 2, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class B shares)
            (Securitization Feature)

10(c)(9     Amendment No. 8, dated May 29, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares)

10(c)(10)   Amendment No. 9, dated June 2, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares)

10(d)(5)    Amendment No. 4, dated May 29, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R shares)

10(d)(6)    (6)Amendment No. 5, dated June 2, 2009, to the First Restated Master
            Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class R shares)

11 Opinion of Counsel and Consent of Counsel that shares will be validly issued, fully paid and non-assessable (Stradley Ronon
            Stephens & Young, LLP)

13(c)(2)    Fourth Amended and Restated Memorandum of Agreement, dated May 29,
            2009, between Registrant and Invesco Aim Advisors, Inc. regarding
            Securities Lending Waiver with respect to all Funds

13(d)(3) Memorandum of Agreement, dated June 2, 2009 regarding expense limitations, between Registrant on behalf of all funds and Invesco
            Aim Advisors, Inc.

13(e)(3)    Memorandum of Agreement, regarding Affiliated Money Market Fund
            Waiver, dated June 2, 2009, between Registrant and Invesco Aim
            Advisors, Inc.

14(a)       Consent of Pricewaterhouse Coopers LLP

14(b)       Consent of Ernst & Young, LLP

16          Powers of Attorney regarding the reorganization of Atlantic
            Whitehall Mid-Cap Growth Fund with and into AIM Mid Cap Core Equity
            Fund for Baker, Bayley, Bunch, Crockett, Dowden, Fields, Flanagan,
            Frischling, Mathai-Davis, Pennock, Soll, Stickel and Taylor

17 Form of Proxy relating to the Special Meeting of Shareholders of Atlantic Whitehall Mid-Cap Growth Fund